UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23592

First Eagle Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

David O'Connor

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-698-3300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Semiannual Report

June 30, 2022

First Eagle Credit Opportunities Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Table of Contents

Letter from the President	4
Fund Overview	8
Consolidated Schedule of Investments	10
Consolidated Statement of Assets and Liabilities	36
Consolidated Statement of Operations	37
Consolidated Statements of Changes in Net Assets	38
Consolidated Statement of Cash Flows	40
Financial Highlights	42
Notes to Consolidated Financial Statements	46
Fund Expenses	72
General Information	76
Dividend Reinvestment Plan	77
Board Consideration for Continuation of Advisory Agreement	78

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Letter from the President (unaudited)

Dear Fellow Shareholders,

Since my last letter to you, war has been added to the litany of geopolitical and macroeconomic challenges already facing world economies and markets, including inflation, shifting monetary policy, recession fears and the ongoing supply and demand impacts of Covid-19. Though Russia's invasion of Ukraine in late February was widely anticipated, the sharp repricing of risk assets that followed suggested the market may have been caught off guard by its scale, and investors were left with few places to hide in the first half of 2022.

I've written previously of our concerns about the markets' apparent complacency in the face of mounting risks, not the least of which was the impact of Covid-19 on economic and market dynamics. The massive fiscal and policy response to the initial outbreak of the virus in early 2020 produced distortions in the fortunes of companies and industries, as businesses representative of the "new economy" capitalized on the forced virtualization of global activity while more traditional organizations struggled under the weight of pandemic-related restrictions. As a result, we saw a sharp but bifurcated comeback in risk assets, as the predominantly growth-oriented stocks representative of the new economy were priced as if their Covid tailwinds would persist indefinitely, while old-line names typical of value stocks traded at levels suggesting their business models were becoming obsolete.

It has been our view that neither of these scenarios was likely to be true and that the normalization of economic activity would bring asset valuations closer to long-term equilibrium. Tightening financial conditions appear to be among the primary drivers of this move. With inflation at 40-year highs and showing no sign of abating, the Federal Reserve embarked upon a new tightening cycle in March and ultimately raised its federal funds rate target by 150 basis points over the course of first half 2022. Higher interest rates also weighed on fixed income assets, particularly those with longer durations. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates.1

We are living in uncertain macroeconomic times. Some observers think recession is inevitable, especially in Europe, which still relies on Russian oil and natural gas for a major share of its energy needs. Sanctions have already been imposed on Russian exports, and additional sanctions are under discussion, further pressuring consumers and businesses straining under the weight of inflation. In the United States, many doubt the Fed can engineer a soft landing of the economy as it unwinds years of highly accommodative policy; two consecutive quarters of

1  Source: FactSet; data as of June 30, 2022.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Letter from the President (unaudited)

economic contraction helped to fuel these doubts. China's zero-Covid approach led to draconian lockdowns in a number of areas vital to global supply chains and slowed its economy, but policymakers in China have been rolling out targeted stimulus measures.

Volatility in both the equity and fixed income markets, which had been creeping higher since the fall, spiked in response to Russia's invasion of Ukraine and has trended higher since. Volatility can rattle investors and trigger fearful reactions, but selling into a falling market has the potential to inflict serious damage on long-term investment returns by permanently impairing investor capital.

In this period, broad weakness in the investment grade and high yield bond markets seeped into the floating-rate debt market as well. Though inflation and tighter financial conditions have started to weigh on borrowers, credit fundamentals have remained mostly supportive, for now. Loan issuance, in contrast, has been battered by higher rates and volatility, as well as increased competition from more traditional debt investments. In this environment, our Alternative Credit team put money to work selectively with an eye toward the long term. We believe the team's thoughtful strategy and painstaking execution have the potential to mitigate the impact of a tumultuous market.

I thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,

President

August 2022

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Management's Discussion of Fund Performance (unaudited)

The net asset value ("NAV") of the Fund's Class I shares fell 3.93% for the six months ended June 30, 2022, while the Credit Suisse Leveraged Loan Index declined 6.54%. The Fund's short-term investments, including cash and cash equivalents, comprised 6.1% of the portfolio as of June 30, 2022.

The five largest contributors to the performance of the Fund during the period were Petrochoice Holdings Inc., Initial Term Loan—First Lien (automotive); Own Yourself LLC, Term Loan A (retail); Hudson's Bay Company ULC, Term Loan—Last Out (real estate services); LaserAway, Term Loan—First Lien (specialized consumer services); and R-Pac International Corp., Term Loan (retail). Their combined contribution to the Fund's return was 0.27%.2

The five largest detractors were Allen Media LLC 10.5%, 2/1/2028 (entertainment); Prince International Corporation 9.00%, 2/1/2030 (chemicals); Rocket Software Inc. 6.500%, 2/28/2029 (software); Journey Personal Care, Term Loan—First Lien (health care supplies); and PowerStop LLC, Term Loan—First Lien (auto parts & equipment). Combined, they subtracted 1.10% points from fund performance.2

Christopher J. Flynn President of First Eagle Alternative Credit	James Fellows Chief Investment Officer and Head of the Tradable Credit platform of First Eagle Alternative Credit	Robert Hickey Senior Portfolio Manager for the Tradable Credit platform of First Eagle Alternative Credit

2  Exact net returns for individual investments cannot be calculated due to the lack of a mechanism to precisely allocate fees and other expenses to individual investments.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Management's Discussion of Fund Performance (unaudited)

Brian Murphy Senior Portfolio Manager for the Tradable Credit platform and Head of Capital Markets of First Eagle Alternative Credit	Steven Krull Portfolio Manager and Head of Trading for the Tradable Credit platform of First Eagle Alternative Credit	Michelle Handy Head of Portfolio and Underwriting for the Direct Lending platform of First Eagle Alternative Credit

August 2022

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact a fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month-end is available at www.firsteagle.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management team as of August 2022, and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund

Fund Overview

Data as of June 30, 2022 (unaudited)

Investment Objective

The First Eagle Credit Opportunities Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes.

Average Annual Returns^ (%)	One Year		Since Inception (9/15/2020)
First Eagle Credit Opportunities Fund Class I	0.06	~	5.63
Credit Suisse Leverage Loan Index	-2.68		2.75

Asset Allocation*^^ (%)

Industries* (%)

Health Care Services	8.7
Capital Markets	6.1
Application Software	5.8
IT Consulting & Other Services	4.7
Hotels, Resorts & Cruise Lines	2.9

Debt Breakdown** (%)

Secured vs. Unsecured
First Lien Secured Loans	83.57%
Second Lien Secured Loans	11.71%
Unsecured Debt	4.72%
Floating vs Fixed
Floating Rate	95.28%
Fixed Rate	4.72%

Portfolio Characteristics**

Weighted Average Loan Spread	5.43%
% of Portfolio at Floor	0.00%
Weighted Average Maturity (Years)	5.02
Weighted Average Duration (Years)	0.39
Weighted Average Days to Reset	60.74 ***
Weighted Average Purchase Price	98.45%
Weighted Average Market Price	93.44%
Number of Positions	268

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns would have been lower. For information regarding these fee waivers and/or expense limitations, see Note 6.

^^  Broadly Syndicated Loans, Middle Market Loans and Directly Originated Loans are presented under the Senior Loans category on the Schedule of Investments.

~  The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  Asset Allocation and Industries percentages are based on total investments in the portfolio.

**  Excludes short-term investments and common stocks.

***  Includes Senior Loans only.

†  Less than 0.05%.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the US denominated leveraged loan market. It consists of issues rated "5B" or lower, i.e. the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Top 10 Holdings* (%)

Travelport Finance (Luxembourg) S.a r.l., Superpriority Term Loan — First Lien (Specialized Finance, United States)	1.4
ANI Pharmaceuticals, Inc., Term Loan — First Lien (Pharmaceuticals, United States)	1.3
R-Pac International Corp (Project Radio), Term Loan — First Lien (Paper Products, United States)	1.3
Abe Investment Holdings, Inc. (Getty Images, Inc.), Initial Dollar Term Loan — First Lien (Leisure Products, United States)	1.3
Stats, LLC (Peak Jersey Holdco Ltd), Term Loan — First Lien (Hotels, Resorts & Cruise Lines, United States)	1.3
AG Parent Holdings LLC (ArisGlobal), Term Loan — First Lien (Health Care Technology, United States)	1.3
Foley Products Co LLC, Term Loan — First Lien (Construction Materials, United States)	1.3
CDK Global, Inc., Term Loan B — First Lien (Application Software, United States)	1.3
WildBrain Ltd. (DHX Media), Term Loan B — First Lien (Movies & Entertainment, United States)	1.3
Jack Ohio Finance (Jack Entertainment), Initial Term Loan — First Lien (Casinos & Gaming, United States)	1.3
Total	13.1

*  Holdings in short-term investments, including cash and cash equivalents, have been excluded.

  Percentages are based on total net assets.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Senior Loans (a) — 116.7%
Advertising — 2.0%
New Insight Holdings Inc (Research Now), Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 12/20/2024	4,957,217	4,595,340
WH Borrower, LLC (aka WHP Global), Term Loan B — First Lien (SOFR 3 Month + 5.50%, 0.50% Floor), 6.75%, 2/15/2027‡	3,000,000	2,883,750
		7,479,090
Aerospace & Defense — 1.8%
HDT Holdco, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 0.75% Floor), 8.00%, 7/8/2027‡	2,886,076	2,709,304
MAG DS Corp., Term Loan B — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 7.75%, 4/1/2027‡ (b)(c)	1,629,076	1,498,750
New Constellis Borrower LLC, Term B Loan — First Lien (ICE LIBOR USD 1 Month + 7.50%, 1.00% Floor), 8.56%, 3/27/2024	2,949,748	2,480,738
		6,688,792
Agricultural & Farm Machinery — 0.3%
Hydrofarm Holdings Group, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 8.38%, 10/25/2028‡ (b)(c)	1,215,890	1,130,778
Air Freight & Logistics — 2.1%
AIT Worldwide Logistics, Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 5.72%, 3/30/2028 (b)	992,500	903,999
LaserShip, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.50%, 0.75% Floor), 10.38%, 4/30/2029‡	4,000,000	3,900,000
Omni Intermediate Holdings, LLC (Omni Logistics), Term Loan 2021 — First Lien (SOFR 3 Month + 5.00%, 1.00% Floor), 6.01%, 12/30/2026‡ (b)(c)	3,288,756	3,239,425
		8,043,424

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Alternative Carriers — 1.3%
Zacapa LLC (Ufinet), Initial Term Loan (2022) — First Lien (SOFR 3 Month + 4.25%, 0.50% Floor), 6.30%, 3/22/2029	1,282,500	1,201,222
Zayo Group Holdings, Inc., 2022 Incremental Term Loan — First Lien (SOFR 1 Month + 4.25%), 5.78%, 3/9/2027	4,145,347	3,885,392
		5,086,614
Apparel, Accessories & Luxury Goods — 0.0% (d)
Outerstuff LLC, Closing Date Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 7.25%, 12/31/2023	105,538	94,351
Application Software — 7.8%
Apex Analytix, Inc. (Montana Buyer, Inc.), Revolver — First Lien (SOFR 3 Month + 5.75%, 0.75% Floor), 6/15/2028‡ (c)(e)(f)	304,348	298,261
Apex Analytix, Inc. (Montana Buyer, Inc.), Term Loan — First Lien (SOFR 3 Month + 5.75%, 0.75% Floor), 6/15/2029‡ (c)(e)(f)	2,695,652	2,641,739
CDK Global, Inc., Term Loan B — First Lien (SOFR 3 Month + 5.00%, 0.50% Floor), 6/9/2029 (e)	5,000,000	4,740,025
Certify, Inc., Fourth Amendment Delayed Draw Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.50%, 1.00% Floor), 7.17%, 2/28/2024‡ (c)(f)	200,000	200,000
Certify, Inc., Fourth Amendment Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.50%, 1.00% Floor), 7.17%, 2/28/2024‡ (b)(c)(f)	1,000,000	1,000,000
Great Dane Merger Sub Inc (CommerceHub), Term Loan B2 — Second Lien (ICE LIBOR USD 3 Month + 7.00%, 0.75% Floor), 9.25%, 12/2/2028‡	5,000,000	4,300,000
Helios Software Holdings Inc (ION Corporates), Term Loan B — First Lien (SOFR 3 Month + 3.75%), 5.95%, 3/5/2028	1,000,000	922,000
PDFTron Systems Inc., 2022-1 Incremental Term Loan — First Lien (SOFR 1 Month + 5.50%, 1.00% Floor), 7.00%, 7/15/2027‡ (c)(f)	3,500,000	3,438,750

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Application Software — 7.8% (continued)
PDFTron Systems Inc., July 2021 Delayed Draw — First Lien (SOFR 3 Month + 5.50%, 1.00% Floor), 7.00%, 7/15/2027‡ (c)(f)	357,991	351,726
PDFTron Systems Inc., July 2021 Term Loan — First Lien (SOFR 1 Month + 5.50%, 1.00% Floor), 7.00%, 7/15/2027‡ (c)(f)	1,116,676	1,097,134
Quest Software (Dell Software Group / Seahawk Holding Cayman Ltd), Term Loan B — First Lien (SOFR 3 Month + 4.25%, 0.50% Floor), 5.47%, 2/1/2029	5,000,000	4,464,050
Rocket Software, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.25%), 11/28/2025 (e)	997,423	930,097
TMA Buyer, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 8.01%, 9/30/2027‡ (b)(c)(f)	1,251,572	1,229,670
Veracode (Mitnick Corporate Purchaser Inc), Term Loan — First Lien (SOFR 3 Month + 4.75%, 0.50% Floor), 5/2/2029‡ (e)	3,000,000	2,857,500
		28,470,952
Asset Management & Custody Banks — 2.3%
Doxa Insurance Holdings LLC, Term Loan 2021 — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 8.50%, 12/4/2026‡ (b)(c)(f)	2,900,234	2,842,229
Oak Point Partners, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/1/2027‡ (b)(c)(f)	2,856,994	2,814,139
Orion Group Holdco, LLC, Delayed Draw Term Loan — First Lien (SOFR 6 Month + 5.50%, 1.00% Floor), 7.13%, 3/19/2027‡ (c)(f)	448,718	439,744
Orion Group Holdco, LLC, First Amendment Incremental Loan — First Lien (SOFR 6 Month + 5.50%, 1.00% Floor), 6.50%, 3/19/2027‡ (b)(c)(f)	2,197,674	2,153,721
		8,249,833
Auto Parts & Equipment — 0.9%
Power Stop, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.75%, 0.50% Floor), 5.99%, 1/24/2029‡	3,990,000	3,301,725

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Brewers — 0.5%
City Brewing Company, LLC, Term Loan B — First Lien (ICE LIBOR USD 3 Month + 3.50%, 0.75% Floor), 4.47%, 3/31/2028	1,994,975	1,780,515
Broadcasting — 1.3%
A-L Parent LLC (Learfield), Initial Term Loans — First Lien (ICE LIBOR USD 1 Month + 3.25%, 1.00% Floor), 4.92%, 12/1/2023‡	1,984,252	1,756,063
Allen Media, LLC, Initial Term Loan (2021) — First Lien (SOFR 3 Month + 5.50%), 7.70%, 2/10/2027	1,994,897	1,787,178
Univision Communications Inc., Term Loan — First Lien (SOFR 3 Month + 4.50%), 6/30/2030 (e)	1,000,000	955,830
		4,499,071
Casinos & Gaming — 2.3%
Golden Nugget, Inc., Term Loan — First Lien (SOFR 1 Month + 4.00%, 0.50% Floor), 5.53%, 1/27/2029	1,995,000	1,845,385
J&J Ventures Gaming, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.00%, 0.75% Floor), 6.25%, 4/7/2028‡	1,994,975	1,917,670
Jack Ohio Finance (Jack Entertainment), Initial Term Loan — First Lien (ICE LIBOR USD 1 Month + 4.75%, 0.75% Floor), 6.42%, 10/4/2028‡	4,979,987	4,706,088
		8,469,143
Commercial Printing — 1.1%
Astra Acquisition Corp, Term B Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 0.50% Floor), 6.31%, 10/25/2028	4,511,712	3,943,980
Commodity Chemicals — 1.3%
A&A Global Imports, LLC, Revolving Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.67%, 6/1/2026‡ (c)(f)	14,597	14,451
A&A Global Imports, LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.00%, 1.00% Floor), 7.67%, 6/1/2026‡ (b)(c)(f)	1,770,877	1,753,168
USALCO, LLC, Term Loan A — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 8.25%, 10/19/2027‡ (b)(c)(f)	2,985,000	2,940,225
		4,707,844

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Communications Equipment — 1.2%
SonicWALL Inc, Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.50%), 9.01%, 5/18/2026	4,640,000	4,456,720
Construction Materials — 1.8%
Foley Products Co LLC, Term Loan — First Lien (SOFR 3 Month + 4.75%, 0.50% Floor), 6.95%, 12/29/2028‡	4,987,500	4,744,359
Smyrna Ready Mix Concrete LLC, Term Loan — First Lien (SOFR 1 Month + 4.25%, 0.50% Floor), 5.88%, 3/23/2029‡	2,000,000	1,855,000
		6,599,359
Construction & Engineering — 1.3%
Amentum Government Services Holdings LLC (AECOM Technology Corp), Tranche 2 Term Loan — Second Lien (SOFR 6 Month + 7.50%, 0.75% Floor), 8.53%, 2/15/2030‡	2,000,000	1,910,000
Amentum Government Services Holdings LLC (AECOM Technology Corp), Tranche 3 Term Loan — First Lien (SOFR 6 Month + 4.00%, 0.50% Floor), 5.60%, 2/15/2029	2,000,000	1,910,010
TriStrux, LLC, Revolver — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 7.75%, 12/23/2026‡ (c)(f)	233,267	227,436
TriStrux, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 7.75%, 12/23/2026‡ (b)(c)(f)	921,893	898,846
		4,946,292
Consumer Finance — 1.0%
NAC Holding Corporation (National Auto Care/Jaguar), 2021 Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.26%, 9/30/2024‡ (b)(c)(f)	993,550	991,066
NAC Holding Corporation (National Auto Care/Jaguar), Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.26%, 9/28/2024‡ (b)(c)(f)	1,913,213	1,913,213
Riveron Acquisition Holdings, Inc., 5th Amendment Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 8.00%, 5/22/2025‡ (b)(c)(f)	400,088	400,088

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Consumer Finance — 1.0% (continued)
Riveron Acquisition Holdings, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 8.00%, 5/22/2025‡ (b)(c)(f)	505,333	505,333
		3,809,700
Distributors — 0.9%
Deliver Buyer (Material Handling Systems Inc/MHS), Term Loan B — First Lien (SOFR 3 Month + 5.50%, 0.50% Floor), 5/24/2029 (e)	3,000,000	2,707,500
Highline Aftermarket Acquisition, LLC, Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.50%, 0.75% Floor), 6.17%, 11/9/2027	947,375	843,163
		3,550,663
Diversified Capital Markets — 0.4%
Reich & Tang Deposits Network, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 10/27/2027‡ (b)(c)(f)	931,000	917,035
Reich & Tang Deposits Network, Term Loan B — First Lien (SOFR 3 Month + 5.50%), 7.08%, 10/27/2027‡ (b)(c)(f)	652,174	642,391
		1,559,426
Diversified Chemicals — 0.5%
AgroFresh Inc., Initial Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.25%, 1.00% Floor), 7.92%, 12/31/2024 (b)	1,901,474	1,868,199
Diversified Metals & Mining — 0.9%
Form Technologies (Dynacast), Term Loan (2/21 New Money Last Out) — First Lien (ICE LIBOR USD 3 Month + 9.00%, 1.00% Floor), 10.51%, 10/22/2025‡ (b)	288,584	267,662
Form Technologies (Dynacast), Term Loan B (2/21 First Out) — First Lien (ICE LIBOR USD 3 Month + 4.50%, 1.00% Floor), 6.01%, 7/22/2025‡ (b)	328,449	302,173
Prince International Corporation (PMHC II, Inc.), Term Loan B — First Lien (SOFR 3 Month + 4.25%, 0.50% Floor), 4/21/2029 (e)	3,166,325	2,777,137
		3,346,972

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Education Services — 0.8%
American Public Education, Term Loan B — First Lien (ICE LIBOR USD 1 Month + 5.50%, 0.75% Floor), 7.17%, 9/1/2027‡	2,962,025	2,858,354
Electronic Equipment & Instruments — 1.0%
VeriFone Systems, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.00%), 5.52%, 8/20/2025	4,046,911	3,660,431
Electronic Manufacturing Services — 1.1%
Creation Technologies Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 0.50% Floor), 6.46%, 10/5/2028‡	250,000	218,750
Natel Engineering Co Inc, Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.92%, 4/30/2026 (b)	3,966,446	3,827,640
		4,046,390
Environmental & Facilities Services — 0.9%
Belfor Holdings Inc., Term Loan B — First Lien (SOFR 3 Month + 4.25%, 0.50% Floor), 4/6/2026‡ (e)	2,000,000	1,940,000
OWL Landfill Services, LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.75%, 1.00% Floor), 7.42%, 6/30/2026‡ (c)(f)	1,401,177	1,383,662
		3,323,662
Health Care Facilities — 0.8%
ConvenientMD (CMD Intermediate Holdings, Inc.), Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 7.25%, 6/9/2027‡ (b)(c)(f)	1,736,875	1,736,875
Quorum Health Resources (QHR), Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.82%, 5/28/2027‡ (b)(c)(f)	1,067,865	1,057,187
		2,794,062
Health Care Services — 11.1%
Accelerated Health Services LLC (Athletico), Term Loan B — First Lien (SOFR 6 Month + 4.25%, 0.50% Floor), 5.74%, 2/15/2029	2,000,000	1,904,380
Alcanza Clinical Research, Incremental Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%), 7.50%, 12/15/2027‡ (b)(c)(f)	3,687,500	3,650,625

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Health Care Services — 11.1% (continued)
Alcanza Clinical Research, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 7.50%, 12/21/2027‡ (b)(c)(f)	750,000	742,500
Anne Arundel Dermatology Management, LLC, DDTL A — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 7.25%, 10/16/2025‡ (b)(c)(f)	115,796	113,480
Anne Arundel Dermatology Management, LLC, DDTL B — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.51%, 10/16/2025‡ (b)(c)(f)	196,144	192,221
Anne Arundel Dermatology Management, LLC, DDTL C — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 7.06%, 10/16/2025‡ (c)(f)	12,712	12,458
Anne Arundel Dermatology Management, LLC, Restatement Date Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 7.25%, 10/16/2025‡ (b)(c)(f)	1,910,871	1,872,653
CC Amulet Management, LLC (Children's Choice), 2021 Revolver — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.94%, 8/31/2026‡ (c)(f)	34,857	34,160
CC Amulet Management, LLC (Children's Choice), 2021 Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.25%, 1.00% Floor), 6.94%, 8/31/2027‡ (b)(c)(f)	1,705,386	1,671,278
Civitas Solutions Inc. (National Mentor Holding), Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.25%, 0.75% Floor), 9.51%, 3/2/2029‡	5,000,000	4,500,000
Community Based Care Acquisition, Inc., Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%), 6.85%, 9/16/2027‡ (b)(c)(f)	868,030	859,350
Community Based Care Acquisition, Inc., Revolver — First Lien (ICE LIBOR USD 3 Month + 5.25%), 8.00%, 9/16/2027‡ (c)(f)	109,756	108,659
Community Based Care Acquisition, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 9/16/2027‡ (b)(c)(f)	2,256,951	2,234,382

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Health Care Services — 11.1% (continued)
Dermatology Intermediate Holdings III, Inc (Forefront), Delayed Draw — First Lien (SOFR 3 Month + 4.25%, 0.50% Floor), 5.34%, 4/2/2029‡	49,764	46,529
Dermatology Intermediate Holdings III, Inc (Forefront), Term Loan — First Lien (SOFR 1 Month + 4.25%, 0.50% Floor), 5.33%, 4/2/2029‡	1,685,039	1,575,512
Endo1 Partners, Delayed Draw — First Lien (SOFR 3 Month + 5.00%, 1.00% Floor), 6.28%, 3/24/2026‡ (c)(f)	1,793,434	1,766,532
Epic Staffing Group (Cirrus) (Tempus), Term Loan — First Lien (SOFR 3 Month + 6.00%, 0.50% Floor), 6/24/2029‡ (c)(e)(f)	3,302,326	3,104,186
Global Medical Response, Inc. (Air Medical Group Holdings Inc), Term B 2017 — First Lien (ICE LIBOR USD 1 Month + 4.25%, 1.00% Floor), 5.92%, 3/14/2025	2,984,525	2,784,636
Integrated Pain Management Medical Group, Inc. (IPM), Initial Delayed Draw Term Loan — First Lien (SOFR 3 Month + 6.50%, 1.00% Floor), 7.90%, 6/17/2026‡ (b)(c)(f)	101,138	101,138
Integrated Pain Management Medical Group, Inc. (IPM), Initial Term Loan — First Lien (SOFR 3 Month + 6.50%, 1.00% Floor), 7.50%, 6/17/2026‡ (b)(c)(f)	843,552	843,552
Integrated Pain Management Medical Group, Inc. (IPM), Second Amendment Term Loan — First Lien (SOFR 1 Month + 6.50%), 7.50%, 6/17/2026‡ (b)(c)(f)	230,141	230,141
LIFE NWPA, Initial Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.75%, 1.00% Floor), 6.81%, 12/6/2027‡ (b)(c)(f)	1,756,467	1,734,512
Lighthouse Lab Services (LMSI Buyer, LLC), Revolver — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.22%, 10/25/2027‡ (c)(f)	223,152	220,920
Lighthouse Lab Services (LMSI Buyer, LLC), Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 7.25%, 10/25/2027‡ (b)(c)(f)	1,956,461	1,936,896

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Health Care Services — 11.1% (continued)
NAPA Management Services Corp, Term Loan — First Lien (SOFR 1 Month + 5.25%, 0.75% Floor), 6.25%, 2/23/2029	3,990,000	3,701,982
NSM Top Holdings Corp (National Seating & Mobility Inc), Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%), 11/16/2026‡ (e)	1,994,885	1,897,634
Physician Partners, LLC, Term Loan — First Lien (SOFR 1 Month + 4.00% + 0.10% CSA, 0.50% Floor), 5.63%, 12/23/2028‡	1,995,000	1,895,250
Women's Care Holdings Inc, Term Loan B — Second Lien (ICE LIBOR USD 3 Month + 8.25%, 0.75% Floor), 9.49%, 1/14/2029 (b)	2,179,247	2,052,131
		41,787,697
Health Care Supplies — 1.7%
Journey Personal Care (Domtar Corporation), Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.25%, 0.75% Floor), 2/18/2028 (e)	2,992,443	2,334,106
Lifescan Global Corporation, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%), 6.96%, 10/1/2024 (b)	4,475,577	3,945,959
		6,280,065
Health Care Technology — 2.5%
AG Parent Holdings LLC (ArisGlobal), Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.00%), 7/31/2026 (e)	4,987,212	4,785,854
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC), Term Loan — First Lien (ICE LIBOR USD 3 Month + 3.75%, 1.00% Floor), 2/16/2024 (e)	2,867,651	2,612,430
nThrive, Inc. (fka Precyse Acquisition Corp.), Term Loan — Second Lien (ICE LIBOR USD 3 Month + 6.75%, 0.50% Floor), 8.42%, 12/17/2029	2,000,000	1,790,000
		9,188,284
Heavy Electrical Equipment — 0.8%
Arcline FM Holding, LLC (Fairbanks), Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 7.63%, 6/23/2028‡	2,977,500	2,806,294

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Home Furnishings — 0.3%
Serta Simmons Bedding, LLC, Second Out Priority Term Loan — First Lien (ICE LIBOR USD 1 Month + 7.50%, 1.00% Floor), 9.01%, 8/10/2023	1,423,692	1,010,821
Hotels, Resorts & Cruise Lines — 3.8%
Alpine X, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 12/27/2027‡ (c)(f)	127,840	235,043
Alpine X, Revolver — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 7.78%, 12/27/2027‡ (c)(f)	60,876	60,267
Alpine X, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.76%, 12/27/2027‡ (b)(c)(f)	950,495	940,990
AP Gaming I LLC (American Gaming Systems), Term Loan (2/22) — First Lien (SOFR 3 Month + 4.00%, 0.75% Floor), 4.80%, 2/15/2029 (b)	3,990,000	3,825,412
Mileage Plus Holdings Inc, Term Loan B — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 7.31%, 6/26/2027	4,127,976	4,088,760
Stats, LLC (Peak Jersey Holdco Ltd), Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%), 6.69%, 7/10/2026	4,987,212	4,787,724
		13,938,196
Household Products — 0.5%
Lash Opco LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 7.00%, 1.00% Floor), 8.00%, 3/18/2026‡ (b)(c)(f)	1,918,457	1,908,864
Human Resource & Employment Services — 1.7%
Addison Group (AG Group Holdings Inc), Term Loan B — First Lien (SOFR 1 Month + 4.00%, 0.50% Floor), 5.53%, 12/29/2028	3,990,000	3,840,375
Danforth Buyer, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 7.48%, 12/9/2027‡ (b)(c)(f)	1,520,139	1,497,337
Skillsoft Corp., Term Loan — First Lien (SOFR 3 Month + 5.25%, 0.75% Floor), 6.19%, 7/14/2028	997,494	932,158
		6,269,870

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Industrial Machinery — 1.2%
Engineered Machinery Holdings, Inc. (WP Deluxe Merger Sub Inc (Duravant)), Term Loan — Second Lien (ICE LIBOR USD 3 Month + 6.50%, 0.75% Floor), 8.75%, 5/21/2029‡	500,000	482,500
Restaurant Technologies, Inc., Term Loan B — First Lien (SOFR 3 Month + 4.25%, 0.50% Floor), 4/2/2029 (e)	1,672,949	1,608,825
SPX Flow Inc, Term Loan B — First Lien (SOFR 1 Month + 4.50%, 0.50% Floor), 3/18/2029 (e)	2,981,366	2,786,087
		4,877,412
Insurance Brokers — 2.8%
Integro, Ltd., Term Loan — First Lien (SOFR 6 Month + 12.00%, 1.00% Floor), 13.63%, 5/6/2023‡ (f)	2,226,473	2,271,003
Newcleus, LLC, Delayed Draw — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 7.75%, 8/2/2026‡ (c)(f)	31,638	31,085
Newcleus, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 7.75%, 8/2/2026‡ (b)(c)(f)	1,177,542	1,156,935
Portfolio Holding, Inc. (Turbo Buyer / PGM), Amendment No. 3 Incremental Term Loans — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.01%, 12/2/2025‡ (b)(c)(f)	1,985,000	1,985,000
Portfolio Holding, Inc. (Turbo Buyer / PGM), Amendment No. 4 Incremental Delayed Draw Term Loans — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/2/2025‡ (b)(c)(f)	775,660	775,660
Portfolio Holding, Inc. (Turbo Buyer / PGM), Amendment No. 4 Incremental Term Loans — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 8.88%, 12/2/2025‡ (b)(c)(f)	1,164,602	1,164,602
Socius Insurance Services, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 6.26%, 6/30/2027‡ (b)(c)(f)	1,218,860	1,206,671
Tricor, LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 7.56%, 10/22/2026‡ (c)(f)	240,538	236,329

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Insurance Brokers — 2.8% (continued)
Tricor, LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.25%, 1.00% Floor), 6.94%, 10/22/2026‡ (b)(c)(f)	1,929,092	1,895,333
		10,722,618
Interactive Media & Services — 1.5%
Ingenio LLC, First Amendment Term Loan — First Lien (ICE LIBOR USD 3 Month + 7.00%, 1.00% Floor), 8.58%, 8/3/2026‡ (b)(c)(f)	4,200,000	4,116,000
Ingenio LLC, Term Loan 2021 — First Lien (ICE LIBOR USD 1 Month + 7.00%, 1.00% Floor), 8.58%, 8/3/2026‡ (b)(c)(f)	1,356,995	1,329,855
		5,445,855
Internet & Direct Marketing Retail — 2.7%
Delivery Hero SE, Term Loan B — First Lien (SOFR 3 Month + 5.75%, 0.50% Floor), 7/4/2027 (c)(e)	4,000,000	3,770,000
Kobra International, LTD. (d/b/a Nicole Miller), Term Loan — First Lien (ICE LIBOR USD 3 Month + 7.00%, 1.00% Floor), 9.25%, 5/17/2025‡ (c)(f)	3,076,923	3,030,769
Shutterfly, Inc., 2021 Refinancing Term B Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%, 0.75% Floor), 6.06%, 9/25/2026	990,000	804,870
Sweetwater Borrower LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 4.25%, 0.75% Floor), 5.94%, 8/7/2028‡	2,816,306	2,429,064
		10,034,703
Internet Services & Infrastructure — 0.6%
Technology Partners, LLC (Imagine Software), Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.91%, 11/16/2027‡ (b)(c)(f)	2,322,114	2,264,061
IT Consulting & Other Services — 6.0%
Alpine SG, LLC (ASG), April 2022 Term Loan — First Lien (SOFR 1 Month + 5.50%, 1.00% Floor), 7.22%, 11/5/2027‡ (b)(c)(f)	842,649	827,903
Alpine SG, LLC (ASG), Initial Term Loan Commitment — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 7.17%, 11/5/2027‡ (b)(c)(f)	1,607,041	1,578,918

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
IT Consulting & Other Services — 6.0% (continued)
Alpine SG, LLC (ASG), November 2021 Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.50%, 1.00% Floor), 7.17%, 11/5/2027‡ (b)(c)(f)	2,500,000	2,456,250
Asurion, LLC, Term Loan B3 — Second Lien (ICE LIBOR USD 3 Month + 5.25%), 1/29/2028 (e)	3,000,000	2,576,250
Automated Control Concepts, Inc., Revolver — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 7.75%, 10/22/2026‡ (c)(f)	104,167	102,083
Automated Control Concepts, Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 7.75%, 10/22/2026‡ (b)(c)(f)	2,293,760	2,247,885
Eliassen Group, LLC, 2022 Term Loan — First Lien (SOFR 3 Month + 5.75%, 0.75% Floor), 7.80%, 4/14/2028‡ (c)(f)	2,444,444	2,407,778
MarkLogic Corporation, Incremental Delayed Draw Term Loan — First Lien (SOFR 3 Month + 6.50%, 1.00% Floor), 7.95%, 10/20/2025‡ (c)(f)	292,581	292,581
MarkLogic Corporation, Incremental Term Loan — First Lien (SOFR 3 Month + 6.50%, 1.00% Floor), 7.29%, 10/20/2025‡ (b)(c)(f)	436,677	436,677
MarkLogic Corporation, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.29%, 10/20/2025‡ (b)(c)(f)	2,750,972	2,750,972
Marlin DTC — LS Midco 2, LLC (Clarus Commerce, LLC), 2A TL — First Lien (ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 7/1/2025‡ (b)(c)(f)	1,524,327	1,524,327
Park Place Technologies, LLC, Closing Date Term Loan — First Lien (SOFR 1 Month + 5.00%), 6.63%, 11/10/2027 (b)	5,230,232	5,042,807
Veregy Consolidated, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.24%, 11/3/2027‡ (b)	492,500	470,337
		22,714,768

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Leisure Products — 1.3%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Initial Dollar Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.50%), 6.13%, 2/19/2026	4,986,937	4,834,836
Life Sciences Tools & Services — 0.6%
Sequoia Consulting Group, LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 8.00%, 12/17/2026‡ (b)(c)(f)	2,354,754	2,331,207
Managed Health Care — 0.6%
Lighthouse Behavioral Health Solutions, Delayed Draw Term Loan — First Lien (SOFR 3 Month + 5.75%), 6.95%, 3/28/2028‡ (c)(f)	320,611	315,802
Lighthouse Behavioral Health Solutions, Revolver — First Lien (SOFR 3 Month + 5.75%, 1.00% Floor), 6.90%, 3/28/2028‡ (c)(f)	305,344	300,763
Lighthouse Behavioral Health Solutions, Term Loan — First Lien (SOFR 3 Month + 5.75%, 1.00% Floor), 8.00%, 3/28/2028‡ (b)(c)(f)	1,526,718	1,503,817
		2,120,382
Marine Ports & Services — 0.2%
Limetree Bay Terminals, LLC (Limetree Bay Financing, LLC), Incremental Term Loan — First Lien (SOFR 3 Month + 4.00%, 1.00% Floor), 5.00%, 2/15/2024	1,109,943	754,206
Metal & Glass Containers — 0.5%
Pretium Packaging Holdings Inc., Term Loan — Second Lien (ICE LIBOR USD 3 Month + 6.75%, 0.50% Floor), 9.03%, 10/1/2029‡	1,963,091	1,742,243
Movies & Entertainment — 1.3%
WildBrain Ltd. (DHX Media), Term Loan B — First Lien (ICE LIBOR USD 1 Month + 4.25%, 0.75% Floor), 5.92%, 3/24/2028 (b)	4,974,811	4,706,644
Multi-Sector Holdings — 1.2%
Auxey Bidco Ltd. (Alexander Mann Solutions), Term B — First Lien (ICE LIBOR USD 3 Month + 5.00%), 5.76%, 6/16/2025 (c)	4,562,500	4,404,706

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Packaged Foods & Meats — 1.9%
Alpine US Bidco LLC (Aryzta North America), Initial Term Loan — First Lien (ICE LIBOR USD 1 Month + 5.25%, 0.75% Floor), 6.37%, 5/3/2028‡	1,704,588	1,581,005
Bengal Debt Sub Merger LLC (Tropicana, Naked Juice), Term Loan — First Lien (SOFR 3 Month + 3.25% + 0.45% CSA, 0.50% Floor), 5.40%, 1/19/2029	1,000,000	934,165
Bengal Debt Sub Merger LLC (Tropicana, Naked Juice), Term Loan — Second Lien (SOFR 3 Month + 6.00%, 0.50% Floor), 6.75%, 1/18/2030‡	4,915,863	4,522,594
		7,037,764
Paper Packaging — 0.9%
Advanced Web Technologies (AWT), Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.51%, 12/17/2026‡ (b)(c)(f)	314,899	314,899
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.51%, 12/17/2026‡ (c)(f)	333,333	333,333
Advanced Web Technologies (AWT), Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.00%, 1.00% Floor), 7.52%, 12/17/2026‡ (b)(c)(f)	798,679	798,679
Golden West Packaging Group LLC, Term Loan B Senior Secured — First Lien (ICE LIBOR USD 1 Month + 5.25%, 0.75% Floor), 6.92%, 12/1/2027‡ (c)	1,987,500	1,922,906
		3,369,817
Paper Products — 1.3%
R-Pac International Corp (Project Radio), Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.00%, 0.75% Floor), 7.67%, 12/29/2027‡ (c)(f)	4,987,500	4,887,750
Personal Products — 3.0%
ASP MSG Acquisition Co Inc (Milk Specialities), Initial Term Loan (2021) — First Lien (ICE LIBOR USD 3 Month + 4.00%, 1.00% Floor), 6.25%, 8/15/2025	1,994,962	1,935,652

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Personal Products — 3.0% (continued)
ASP MSG Acquisition Co Inc (Milk Specialities), Term Loan — Second Lien (ICE LIBOR USD 3 Month + 7.50%, 0.75% Floor), 8.51%, 8/16/2025‡ (b)(c)	3,000,000	3,015,000
Olaplex, Inc., Term Loan B — First Lien (SOFR 3 Month + 3.75%, 0.50% Floor), 4.80%, 2/23/2029‡	2,000,000	1,895,000
Osmosis Buyer Limited, Delayed Draw Term Loan — First Lien (SOFR 3 Month + 4.00%, 0.50% Floor), 7/31/2028 (e)	370,370	337,656
Osmosis Buyer Limited, Term Loan B — First Lien (SOFR 3 Month + 4.00%, 0.50% Floor), 7/31/2028 (e)	1,629,630	1,485,684
Revlon Consumer Products Corporation, New SISO Term Loans — Second Lien (ICE LIBOR USD 3 Month + 5.75%, 1.75% Floor), 7.50%, 5/7/2024‡ (f)	2,500,000	2,500,000
		11,168,992
Pharmaceuticals — 3.1%
Alvogen Pharma US, Inc., January 2020 Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 7.50%, 12/31/2023	3,859,727	3,410,069
ANI Pharmaceuticals, Inc., Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.00%, 0.75% Floor), 7.67%, 11/19/2027	5,192,503	4,991,294
Bausch Health Companies (fka Valeant Pharmaceuticals International, Inc.), Second Amendment Term Loan — First Lien (SOFR 3 Month + 5.25%, 0.50% Floor), 2/1/2027 (e)	3,000,000	2,584,785
Carestream Health, Inc. (aka Onex), 2023 Extended Term Loan — First Lien (ICE LIBOR USD 3 Month + 7.25%, 1.00% Floor), 9.50%, 5/8/2023 (b)	910,250	905,471
		11,891,619
Real Estate Services — 1.6%
Avison Young Canada Inc., Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%), 8.00%, 1/31/2026	2,964,168	2,928,983

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Real Estate Services — 1.6% (continued)
Hudson's Bay Company ULC, Last Out Term Loan — Second Lien (ICE LIBOR USD 1 Month + 7.33%, 1.00% Floor), 8.45%, 9/30/2026‡ (b)(c)(f)	2,953,800	2,953,800
		5,882,783
Research & Consulting Services — 3.1%
Axiom Global Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 5.50%, 10/1/2026‡ (c)	2,984,733	2,895,191
Camin Cargo Control, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 8.17%, 6/4/2026‡ (c)(f)	717,076	709,905
Evergreen Services Group II LLC (Cedar/Pine), Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 8.26%, 6/11/2027‡ (c)(f)	297,170	294,941
Evergreen Services Group II LLC (Cedar/Pine), Incremental Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 8.26%, 6/11/2027‡ (b)(c)(f)	2,000,000	1,985,000
Evergreen Services Group II LLC (Cedar/Pine), Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 8.26%, 6/11/2027‡ (b)(c)(f)	675,827	670,758
Teneo Holdings LLC, Term Loan B — First Lien (SOFR 1 Month + 5.25%, 1.00% Floor), 6.85%, 7/11/2025 (b)	2,492,878	2,332,910
Vaco Holdings LLC, Term Loan — First Lien (SOFR 3 Month + 5.00% + 0.15% CSA, 0.75% Floor), 7.20%, 1/21/2029	1,990,000	1,920,350
Zenith American Holding, Inc. (Harbour Benefit Holding Inc / HPH-TH Holdings, LLC), Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 7.50%, 12/13/2024‡ (b)(c)(f)	907,914	907,914
		11,716,969
Restaurants — 1.5%
Dave & Buster's, Inc., Term Loan 2022 — First Lien (SOFR 3 Month + 5.00%, 0.50% Floor), 6/23/2029 (e)	2,000,000	1,908,760
Miller's Ale House Inc, Term Loan — First Lien (ICE LIBOR USD 3 Month + 4.75%), 8.50%, 5/30/2025	3,214,415	3,019,942

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Restaurants — 1.5% (continued)
Quidditch Acquisition Inc (Qdoba), Term B Loan — First Lien (ICE LIBOR USD 3 Month + 7.00%, 1.00% Floor), 3/21/2025 (e)	950,039	835,441
		5,764,143
Security & Alarm Services — 0.4%
SuperHero Fire Protection, LLC, Closing Date Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 8.50%, 9/1/2026‡ (b)(c)(f)	1,142,087	1,124,956
SuperHero Fire Protection, LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 8.50%, 9/1/2026‡ (b)(c)(f)	347,826	342,609
SuperHero Fire Protection, LLC, Revolver — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 8.50%, 9/1/2026‡ (c)(f)	11,192	11,024
		1,478,589
Soft Drinks — 0.8%
Pegasus BidCo BV (Refresco), (USD) Term Loan — First Lien (SOFR 3 Month + 4.25%, 0.50% Floor), 5/3/2029 (e)	3,000,000	2,853,750
Specialized Consumer Services — 1.9%
LaserAway, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.75%, 0.75% Floor), 6.79%, 10/14/2027‡ (c)	2,686,500	2,686,500
OVG Business Services, LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.25%, 1.00% Floor), 7.25%, 11/20/2028‡ (b)(c)	4,777,028	4,538,176
		7,224,676
Specialized Finance — 3.3%
BCP Qualtek Merger Sub LLC (Qualtek), Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.49%, 7/18/2025 (c)	5,018,426	4,257,306
ECL Entertainment, Term Loan — First Lien (ICE LIBOR USD 3 Month + 7.50%, 0.75% Floor), 9.75%, 5/1/2028 (b)	1,981,584	1,938,247

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Specialized Finance — 3.3% (continued)
iLending LLC, Term Loan — First Lien (ICE LIBOR USD 1 Month + 6.00%, 1.00% Floor), 7.67%, 6/21/2026‡ (b)(c)(f)	1,173,932	1,173,932
Travelport Finance (Luxembourg) S.a r.l., Superpriority Term Loan — First Lien (ICE LIBOR USD 3 Month + 1.50%, 1.00% Floor), 2/28/2025 (e)	5,093,848	5,052,460
		12,421,945
Specialty Chemicals — 0.7%
Intertape Polymer Group Inc., Term Loan — First Lien (SOFR 3 Month + 4.75%, 0.50% Floor), 6.86%, 6/14/2028	3,000,000	2,747,505
Specialty Stores — 0.3%
TravelCenters of America, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.14%, 12/14/2027 (b)(c)	987,500	950,469
Systems Software — 3.5%
Condor Merger Sub, Inc (McAfee), Term Loan B — First Lien (SOFR 1 Month + 4.00%, 0.50% Floor), 5.70%, 2/2/2029	3,000,000	2,740,005
Idera Inc, 2021 Refinancing Loan — Second Lien (ICE LIBOR USD 1 Month + 6.75%), 7.87%, 3/2/2029‡	2,000,000	1,910,000
McAfee Enterprise (Magenta Buyer LLC), Term Loan 2021 — First Lien (ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 6.23%, 7/27/2028	2,351,448	2,120,500
McAfee Enterprise (Magenta Buyer LLC), Initial Term Loan — Second Lien (ICE LIBOR USD 3 Month + 8.25%, 0.75% Floor), 9.48%, 7/27/2029 (b)	2,000,000	1,838,330
RSA Security LLC (Redstone), Term Loan (New Tranche) — Second Lien (ICE LIBOR USD 3 Month + 7.75%, 0.75% Floor), 8.97%, 4/27/2029	5,000,000	4,330,000
		12,938,835
Technology Hardware, Storage & Peripherals — 1.0%
TouchTunes (TA TT Buyer), Term Loan — First Lien (SOFR 3 Month + 5.25%, 0.50% Floor), 7.30%, 4/2/2029	4,000,000	3,885,000

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Textiles — 0.9%
International Textile Group Inc, Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.00%), 5.97%, 5/1/2024	4,254,700	3,467,580
Trading Companies & Distributors — 2.3%
Apex Service Partners, LLC, Ninth Amendment Incremental DDTL (07/21) — First Lien (ICE LIBOR USD 6 Month + 5.25%, 1.00% Floor), 7.10%, 7/31/2025‡ (b)(c)(f)	796,652	796,652
Apex Service Partners, LLC, Ninth Amendment Incremental Term Loan (07/21) — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.75%, 7/31/2025‡ (b)(c)(f)	530,667	530,667
Apex Service Partners, LLC, Revolver — First Lien (ICE LIBOR USD 6 Month + 5.25%, 1.00% Floor), 6.25%, 7/31/2024‡ (c)(f)	9,320	9,320
FloWorks International LLC, Term Loan B — First Lien (SOFR 1 Month + 5.75%, 0.50% Floor), 7.38%, 12/27/2028‡ (c)	3,000,000	2,835,000
Parts Town (PT Intermediate Holdings III LLC), Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 7.75%, 10/15/2025‡ (c)	2,985,000	2,910,375
Parts Town (PT Intermediate Holdings III LLC), TL — First Lien (ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.51%, 11/1/2028‡ (c)	1,496,250	1,458,844
		8,540,858
Trucking — 3.2%
A&R Logistics Holdings, Inc., Tranche 10 Incremental Term Loan — First Lien (SOFR 1 Month + 6.60%, 1.00% Floor), 5/3/2025‡ (b)(c)(e)(f)	708,651	708,651
A&R Logistics Holdings, Inc., Tranche 7 Incremental Term Loan — First Lien (SOFR 3 Month + 6.00%, 1.00% Floor), 7.18%, 5/3/2025‡ (c)(f)	3,305,113	3,305,113
A&R Logistics Holdings, Inc., Tranche 9 Incremental Term Loan — First Lien (SOFR 3 Month + 6.50%, 1.00% Floor), 7.98%, 5/3/2025‡ (c)(f)	626,924	626,924
First Student Bidco Inc. (First Transit Parent Inc.), Incremental Term Loan B 2022 — First Lien (SOFR 3 Month + 4.00%), 7/21/2028‡ (e)	3,000,000	2,767,500

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Trucking — 3.2% (continued)
Stonepeak Taurus Lower Holdings LLC (TRAC), Term Loan — Second Lien (SOFR 3 Month + 7.00%, 0.50% Floor), 7.50%, 1/28/2030‡	5,000,000	4,650,000
		12,058,188
Wireless Telecommunication Services — 1.5%
CCI Buyer, Inc. (Consumer Cellular), Initial Term Loan — First Lien (SOFR 3 Month + 4.00%, 0.75% Floor), 6.05%, 12/17/2027	4,987,374	4,563,447
NWN Parent Holdings LLC, Term Loan — First Lien (ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.87%, 5/7/2026‡ (b)(c)(f)	982,131	928,114
		5,491,561
Total Senior Loans (Cost $452,926,284)		434,688,867
Corporate Bonds — 5.8%
Airlines — 0.5%
American Airlines, Inc. 5.50%, 4/20/2026 (g)	1,000,000	918,785
5.75%, 4/20/2029 (g)	1,000,000	853,760
		1,772,545
Chemicals — 0.6%
Vibrantz Technologies, Inc. 9.00%, 2/15/2030 (g)	3,000,000	2,114,774
Containers & Packaging — 1.2%
Mauser Packaging Solutions Holding Co. 7.25%, 4/15/2025 (g)	5,000,000	4,362,500
Diversified Consumer Services — 0.2%
WW International, Inc. 4.50%, 4/15/2029 (g)	1,000,000	665,950
Diversified Financial Services — 0.2%
Armor Holdco, Inc. 8.50%, 11/15/2029 (g)	1,000,000	826,725
Entertainment — 0.4%
Allen Media LLC 10.50%, 2/15/2028 (g)	3,000,000	1,548,420

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Principal Amount ($)	Value ($)
Media — 0.3%
Univision Communications, Inc. 7.38%, 6/30/2030 (g)	1,000,000	977,500
Pharmaceuticals — 0.2%
Bausch Health Cos., Inc. 6.13%, 2/1/2027 (g)	1,000,000	850,000
Real Estate Management & Development — 0.6%
WeWork Cos. LLC 5.00%, 7/10/2025 (g)	200,000	129,170
WeWork Cos., Inc. 7.88%, 5/1/2025 (g)	3,000,000	2,194,445
		2,323,615
Road & Rail — 0.2%
PECF USS Intermediate Holding III Corp. 8.00%, 11/15/2029 (g)	1,000,000	792,500
Software — 1.2%
Condor Merger Sub, Inc. 7.38%, 2/15/2030 (g)	2,000,000	1,625,540
Minerva Merger Sub, Inc. 6.50%, 2/15/2030 (g)	1,000,000	831,590
Rocket Software, Inc. 6.50%, 2/15/2029 (g)	3,000,000	2,168,458
		4,625,588
Specialty Retail — 0.2%
Michaels Cos., Inc. (The) 7.88%, 5/1/2029 (g)	1,000,000	659,020
Total Corporate Bonds (Cost $27,739,020)		21,519,137
	Shares
Common Stocks — 0.0% (d)
Electric Utilities — 0.0% (d)
Frontera Generation Holdings LLC*‡	62,500	19,531
Transportation Infrastructure — 0.0% (d)
Limetree Bay Cayman Ltd.*‡ (f)	1,430	15
Total Common Stocks (Cost $—)		19,546

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Investments	Shares	Value ($)
Short-Term Investments — 8.0%
Investment Companies — 8.0%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.32%, (h) (Cost $29,806,039)	29,806,039	29,806,039
Total Investments — 130.5% (Cost $510,471,343)		486,033,589
Credit Facility — (17.3%) (Cost $64,500,000)		(64,500,000)
Liabilities in Excess of Other Assets — (13.2%)		(49,027,048)
Net Assets — 100.0%		372,506,541

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, sometimes subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are LIBOR (the rate that contributor banks in London charge each other for interbank deposits), SOFR (a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market), and the prime rate offered by one or more major U.S. banks ("Prime"). LIBOR, SOFR and Prime were utilized as benchmark lending rates for the senior loans at June 30, 2022. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end.

(b)  The Credit Facility is secured by a lien on all or a portion of the security. See Note 10 for additional details.

(c)  Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(d)  Represents less than 0.05% of net assets.

(e)  All or a portion of this position has not yet settled as of June 30, 2022. The Fund will not accrue interest on its Senior Loans until the settlement date at which point LIBOR, SOFR or Prime will be established.

(f)  Security fair valued as of June 30, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at June 30, 2022 amounted to $126,415,455, which represents approximately 33.94% of net assets of the Fund.

(g)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at June 30, 2022 amounted to $21,519,137, which represents approximately 5.78% of net assets of the Fund.

(h)  Represents 7-day effective yield as of June 30, 2022.

As of June 30, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$840,466
Aggregate gross unrealized depreciation	(25,278,220)
Net unrealized depreciation	$(24,437,754)
Federal income tax cost	$510,471,343

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | June 30, 2022 (unaudited)

Abbreviations

CSA  Credit Spread Adjustment

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

SOFR  Secured Overnight Financing Rate

USD  United States Dollar

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

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Consolidated Statement of Assets and Liabilities

June 30, 2022 (unaudited)

	First Eagle Credit Opportunities Fund*
Assets
Investments (Cost $510,471,343) (Note 2)	$486,033,589
Cash	4,657,695
Receivable for investments sold	5,435,614
Unrealized appreciation on unfunded delayed draw loan commitments (Note 9)	5,659
Receivable for Fund shares sold	1,544,133
Accrued interest and dividends receivable	3,932,033
Due from Adviser (Note 6)	93,843
Other assets	1,138,289
Total Assets	502,840,855
Liabilities
Investment advisory fees payable (Note 6)	372,767
Payable for investment purchased	63,181,044
Distribution fees payable (Note 7)	2,412
Administrative fees payable (Note 6)	15,866
Service fees payable (Note 7)	1,511
Credit facility (Note 10)	64,500,000
Payable for dividends to shareholders	2,232,407
Accrued expenses and other liabilities	28,307
Total Liabilities	130,334,314
Net Assets	$372,506,541
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$15,332
Capital surplus	396,268,693
Total distributable earnings (losses)	(23,777,484)
Net Assets	$372,506,541
Class A
Net Assets	$11,551,765
Shares Outstanding	474,772
Net asset value per share and redemption proceeds per share	24.33
Offering price per share (NAV per share plus maximum sales charge)	24.95	(1)
Authorized common shares	Unlimited
Class A-2
Net Assets	$98,028
Shares Outstanding	4,029
Net asset value per share and redemption proceeds per share	24.33
Offering price per share (NAV per share plus maximum sales charge)	24.95	(1)
Authorized common shares	Unlimited
Class I
Net Assets	$360,856,748
Shares Outstanding	14,853,255
Net asset value per share and redemption proceeds per share	24.29
Authorized common shares	Unlimited

(1)  The maximum sales charge is 2.50% for Class A and Class A-2 shares. Class I shares have no front-end sales charges.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Consolidated Statement of Operations

June 30, 2022 (unaudited)

First Eagle Credit Opportunities Fund*
Investment Income
Interest	$12,930,349
Dividends	39,504
Total Income	12,969,853
Expenses
Investment advisory fees (Note 6)	2,189,282
Distributions fees (Note 7)
Class A	12,330
Class A-2	41
Shareholder servicing agent fees	150,174
Service fees (Note 7)
Class A-2	20
Administrative costs (Note 6)	62,329
Professional fees	322,903
Custodian and accounting fees	126,759
Shareholder reporting fees	27,348
Trustees' fees (Note 6)	86,780
Interest expense and fees on borrowings	995,445
Registration and filing fees	84,985
Other expenses	42,725
Total Expenses	4,101,121
Expense waiver (Note 6)	(1,689,686)
Net Expenses	2,411,435
Net Investment Income (Note 2)	10,558,418
Realized and Unrealized Gains (Losses) on Investments and Unfunded Delayed Draw Loan Commitments (Note 2 and Note 9)
Net realized gains (losses) from:
Transactions in investments	(269,004)
(269,004)
Changes in unrealized appreciation (depreciation) of:
Investments	(25,414,978)
Unfunded delayed draw loan commitments	28,949
(25,386,029)
Net realized and unrealized (losses) on investments and unfunded delayed draw loan commitments	(25,655,033)
Net Decrease in Net Assets Resulting from Operations	$(15,096,615)

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Consolidated Statements of Changes in Net Assets

	First Eagle Credit Opportunities Fund*
	For the Six Months ended June 30, 2022 (unaudited)	For the year ended December 31, 2021
Operations
Net investment income	$10,558,418	$7,680,214
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	(269,004)	664,377
Change in unrealized appreciation (depreciation) of investments	(25,386,029)	208,004
Net increase (decrease) in net assets resulting from operations	(15,096,615)	8,552,595
Distributions to Shareholders
Distributable earnings:
Class A	(323,434)	(186,929)
Class A-2	(479)	—
Class I	(9,704,746)	(7,805,652)
Decrease in net assets resulting from distributions	(10,028,659)	(7,992,581)
Fund Share Transactions
Class A
Net proceeds from shares sold	5,217,287	6,447,892
Net asset value of shares issued for reinvested dividends and distributions	177,251	128,811
Cost of shares redeemed	(624,958)	(2,513)
Increase in net assets from Class A share transactions	4,769,580	6,574,190
Class A-2^
Net proceeds from shares sold	100,000	—
Net asset value of shares issued for reinvested dividends and distributions	479	—
Increase in net assets from Class A-2 share transactions	100,479	—
Class I
Net proceeds from shares sold	209,122,514	138,220,350
Net asset value of shares issued for reinvested dividends and distributions	2,701,151	2,002,529
Cost of shares redeemed	(7,999,259)	(521,667)
Increase in net assets from Class I share transactions	203,824,406	139,701,212
Increase in net assets from Fund share transactions	208,694,465	146,275,402
Net increase in net assets	183,569,191	146,835,416
Net Assets (Note 2)
Beginning of period	188,937,350	42,101,934
End of period	$372,506,541	$188,937,350

^  Class A-2 Shares of First Eagle Credit Opportunities Fund commenced investment operations on May 31, 2022.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Consolidated Statements of Changes in Net Assets (continued)

	First Eagle Credit Opportunities Fund*
	For the Six Months ended June 30, 2022 (unaudited)	For the year ended December 31, 2021
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	289,477	39,896
Shares sold	202,168	244,767
Shares issued on reinvestment of distributions	6,966	4,909
Shares redeemed	(23,839)	(95)
Shares outstanding, end of period	474,772	289,477
Class A-2^
Shares outstanding, beginning of period	—	—
Shares sold	4,010	—
Shares issued on reinvestment of distributions	19	—
Shares outstanding, end of period	4,029	—
Class I
Shares outstanding, beginning of period	6,924,692	1,612,884
Shares sold	8,132,055	5,255,371
Shares issued on reinvestment of distributions	106,429	76,207
Shares redeemed	(309,921)	(19,770)
Shares outstanding, end of period	14,853,255	6,924,692

^  Class A-2 Shares of First Eagle Credit Opportunities Fund commenced investment operations on May 31, 2022.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Consolidated Statement of Cash Flows

June 30, 2022 (unaudited)

First Eagle Credit Opportunities Fund*
Cash Flows from (Used in) Operating Activities:
Net decrease in net assets resulting from operations	$(15,096,615)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(266,530,051)
Proceeds from sale and paydowns of investments	50,209,327
Net increase in short term investments	(12,088,097)
Realized (gain) loss on investments	269,004
Change in unrealized (appreciation) depreciation on investments	25,414,978
Amortization (accretion) of bond premium (discount)	(490,639)
Change in unrealized (appreciation) depreciation on unfunded delayed draw loan commitments	(28,949)
(Increases) decreases in operating assets:
Accrued interest and dividends receivable	(2,353,079)
Due from Adviser	583,940
Due from brokers	928,045
Due from custodian	87,952
Other assets	(369,917)
Increases (decreases) in operating liabilities
Investment advisory fees payable	188,893
Administrative fees payable	(3,937)
Distribution fees payable	877
Service fees payable	1,489
Accrued expenses and other liabilities	(570,923)
Net cash provided by (used in) operating activities	$(219,847,702)
Cash Flows from (Used in) Financing Activities:
Proceeds from shares sold	216,073,872
Payments on shares redeemed	(8,624,217)
Cash distributions paid	(5,627,317)
Borrowings under Credit Facility	20,597,346
Net cash provided by (used in) financing activities	$222,419,684
Net change in cash and cash denominated in foreign currencies	2,571,982
Cash, beginning of period	2,085,713
Cash, end of period	$4,657,695

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $816,640.

Non-cash financing activities consist of reinvestment of distributions in the amount $2,878,881.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

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First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A	For the Six Months ended June 30, 2022 (unaudited)**		For the Year Ended December 31, 2021**	For the Period 12/02/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$26.22		$25.48	$25.15
Net investment income	0.88		2.10	0.10
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments	(1.93)		0.53	0.32
Total investment operations	(1.05)		2.63	0.42
Less Dividends and Distributions
From net investment income	(0.84)		(1.81)	(0.09)
From capital gains	—		(0.08)	—
Total distributions	(0.84)		(1.89)	(0.09)
Net asset value, end of period	$24.33		$26.22	$25.48
Total return(a)	(4.05	)%(b)	10.60%	1.62	%(b)
Net assets, end of period (thousands)	$11,552		$7,592	$1,016
Ratios to Average Net Assets
Operating expenses excluding fee waivers	3.07	%(c)	4.83%	5.45	%(c)
Operating expenses including fee waivers	1.84	%(c)	2.28%	2.75	%(c)
Net investment income excluding fee waivers	5.71	%(c)	5.47%	2.16	%(c)
Net investment income including fee waivers	6.93	%(c)	8.02%	4.86	%(c)
Supplemental Data
Portfolio turnover rate	12.36	%(b)	73.15%	21.38	%(b)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Does not take into account the sales charge of 2.50% for Class A shares. Prior to April 30, 2022, the sales charge for Class A was 3.50%, which was also not taken into account.

(b)  Not annualized.

(c)  Annualized.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A-2	For the Period 5/31/22^ - 6/30/22 (unaudited)**
Investment Operations
Net asset value, beginning of period	$24.94
Net investment income	0.12
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments	(0.61)
Total investment operations	(0.49)
Less Dividends and Distributions
From net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$24.33
Total return(a)	(1.97	)%(b)
Net assets, end of period (thousands)	$98
Ratios to Average Net Assets
Operating expenses excluding fee waivers	3.56	%(c)
Operating expenses including fee waivers	3.42	%(c)
Net investment income excluding fee waivers	5.55	%(c)
Net investment income including fee waivers	5.69	%(c)
Supplemental Data
Portfolio turnover rate	12.36	%(b)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Does not take into account the sales charge of 2.50% for Class A-2 shares.

(b)  Not annualized.

(c)  Annualized.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class I	For the Six Months Ended June 30, 2022 (unaudited)***		For the Year Ended December 31, 2021***	For The Period 9/15/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$26.19		$25.47	$25.00
Net investment income	0.91		2.27	0.33
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments	(1.94)		0.57	0.45
Total investment operations	(1.03)		2.84	0.78
Less Dividends and Distributions
From net investment income	(0.87)		(2.04)	(0.30)
From capital gains	—		(0.08)	(0.00	)**
Return of capital	—		—	(0.01)
Total distributions	(0.87)		(2.12)	(0.31)
Net asset value, end of period	$24.29		$26.19	$25.47
Total return	(3.93	)%(a)	11.45%	3.13	%(a)
Net assets, end of period (thousands)	$360,857		$181,346	$41,086
Ratios to Average Net Assets
Operating expenses excluding fee waivers	2.77	%(b)	4.18%	4.70	%(b)
Operating expenses including fee waivers	1.63	%(b)	1.70%	2.00	%(b)
Net investment income excluding fee waivers	6.02	%(b)	6.15%	1.74	%(b)
Net investment income including fee waivers	7.16	%(b)	8.63%	4.44	%(b)
Supplemental Data
Portfolio turnover rate	12.36	%(a)	73.15%	21.38	%(a)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

***  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Not annualized.

(b)  Annualized.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

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Notes to Consolidated Financial Statements

Note 1 — Organization

First Eagle Credit Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") that continuously offers its shares of beneficial interest (the "Common Shares"), and is operated as an "interval fund." The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020.

The Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes), in a credit portfolio of below investment grade credit assets including syndicated bank loans, middle market "club" loans (senior secured loans in middle market companies funded by an arranged group of lenders that generally does not involve syndication), direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high-yield bonds (commonly referred to as "junk" bonds).

The Fund currently offers three classes of Common Shares: Class A Shares, Class A-2 Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (the "Adviser") is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"). A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

First Eagle Alternative Credit, LLC (the "Subadviser"), in its capacity as the alternative credit group of the Adviser, serves as the Fund's investment subadviser. The Subadviser is an investment adviser for both direct lending and broadly syndicated

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and commingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC. In January 2020, the Subadviser was acquired by the Adviser and is a wholly-owned subsidiary of the Adviser.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the "FASB") Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Credit Opportunities Fund SPV, LLC (the "SPV"), established on January 11, 2021, is a wholly-owned Delaware limited liability company, which functions as the Fund's special purpose, bankruptcy-remote, financing subsidiary. The consolidated financial statements include the accounts of the Fund and the SPV. All intercompany transactions and balances have been eliminated. As of June 30, 2022, the SPV has $67,609,549 in net assets, representing 18.15% of the Fund's net assets.

b)  Investment Valuation — The Fund's net asset value ("NAV") per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading.

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund's Board of Trustees (the "Board") has adopted methods for determining the fair value of such securities and other assets.

The Fund's securities are valued by various methods, as described below:

Senior Loans refers to Loans and Assignments, Bank Loans, Direct Lending and Middle Market "Club" Loans. Senior Loans are primarily valued by using a composite loan price at the mean of the bid and ask prices from an approved pricing service. Investments, including Direct Loans, which are in their early stages of a private investment are generally fair valued at their cost which approximates market value and are monitored by the Adviser and the Subadviser (individually or collectively referred to as "First Eagle Management") for any significant positive or negative events that would impact valuation of the investment.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management's Oversight Committee, at least annually, will review the pricing service's inputs, methods, models, assumptions for its evaluated prices.

Non-exchange traded equity securities may be valued at prices supplied by the Fund's pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities. If broker quotes are unavailable then the equity will be fair valued pursuant to procedures adopted by the Board.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

The Fund discloses the fair value of the investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The two primary significant unobservable inputs used in the fair value measurement of the Fund's debt investments is the weighted average cost of capital, or WACC, and the comparative yield. Significant increases (decreases) in the WACC or in the comparative yield in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Fund considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach. In determining the comparative yield, for the income, or yield approach, the Fund considers current market yields and multiples, weighted average cost of capital, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis.

The primary significant unobservable input used in the fair value measurement of the Fund's equity investments, investments in warrants, and other debt investments using a market approach is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Fund considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

Fair valuation of securities, other financial instruments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Credit Valuation and Allocation Committee to oversee the execution of the valuation and allocation procedures for the Fund. The categorization of a value

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund's perceived risk of investing in those securities.

Effective September 8, 2022, and in accordance with Rule 2a-5 under the 1940 ACT, the Fund's Board has designated the Adviser to perform the Fund's fair value determinations. While the Adviser's fair valuation process will be subject to Board oversight and certain reporting and other requirements, the Fund's fair valuation policy may be impacted by Rule 2a-5 and a greater number of the Fund's securities may be subject to fair value pricing.

The following table summarizes the valuation of the Fund's investments under the fair value hierarchy levels as of June 30, 2022:

Description	Level 1	Level 2	Level 3‡	Total
Assets:
Common Stocks†	$—	$—	$19,546	$19,546
Corporate Bonds†	—	21,519,137	—	21,519,137
Senior Loans
Advertising	—	4,595,340	2,883,750	7,479,090
Aerospace & Defense	—	2,480,738	4,208,054	6,688,792
Agricultural & Farm Machinery	—	—	1,130,778	1,130,778
Air Freight & Logistics	—	903,999	7,139,425	8,043,424
Alternative Carriers	—	5,086,614	—	5,086,614
Apparel, Accessories & Luxury Goods	—	94,351	—	94,351
Application Software	—	11,056,172	17,414,780	28,470,952
Asset Management & Custody Banks	—	—	8,249,833	8,249,833
Auto Parts & Equipment	—	—	3,301,725	3,301,725
Brewers	—	1,780,515	—	1,780,515
Broadcasting	—	2,743,008	1,756,063	4,499,071
Casinos & Gaming	—	1,845,385	6,623,758	8,469,143
Commercial Printing	—	3,943,980	—	3,943,980
Commodity Chemicals	—	—	4,707,844	4,707,844
Communications Equipment	—	4,456,720	—	4,456,720
Construction Materials	—	—	6,599,359	6,599,359
Construction & Engineering	—	1,910,010	3,036,282	4,946,292
Consumer Finance	—	—	3,809,700	3,809,700
Distributors	—	3,550,663	—	3,550,663
Diversified Capital Markets	—	—	1,559,426	1,559,426

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Diversified Chemicals	$—	$1,868,199	$—	$1,868,199
Diversified Metals & Mining	—	2,777,137	569,835	3,346,972
Education Services	—	—	2,858,354	2,858,354
Electronic Equipment & Instruments	—	3,660,431	—	3,660,431
Electronic Manufacturing Services	—	3,827,640	218,750	4,046,390
Environmental & Facilities Services	—	—	3,323,662	3,323,662
Health Care Facilities	—	—	2,794,062	2,794,062
Health Care Services	—	10,443,129	31,344,568	41,787,697
Health Care Supplies	—	6,280,065	—	6,280,065
Health Care Technology	—	9,188,284	—	9,188,284
Heavy Electrical Equipment	—	—	2,806,294	2,806,294
Home Furnishings	—	1,010,821	—	1,010,821
Hotels, Resorts & Cruise Lines	—	12,701,896	1,236,300	13,938,196
Household Products	—	—	1,908,864	1,908,864
Human Resource & Employment Services	—	4,772,533	1,497,337	6,269,870
Industrial Machinery	—	4,394,912	482,500	4,877,412
Insurance Brokers	—	—	10,722,618	10,722,618
Interactive Media & Services	—	—	5,445,855	5,445,855
Internet & Direct Marketing Retail	—	4,574,870	5,459,833	10,034,703
Internet Services & Infrastructure	—	—	2,264,061	2,264,061
IT Consulting & Other Services	—	7,619,057	15,095,711	22,714,768
Leisure Products	—	4,834,836	—	4,834,836
Life Sciences Tools & Services	—	—	2,331,207	2,331,207
Managed Health Care	—	—	2,120,382	2,120,382
Marine Ports & Services	—	754,206	—	754,206
Metal & Glass Containers	—	—	1,742,243	1,742,243
Movies & Entertainment	—	4,706,644	—	4,706,644
Multi-Sector Holdings	—	4,404,706	—	4,404,706
Packaged Foods & Meats	—	934,165	6,103,599	7,037,764
Paper Packaging	—	—	3,369,817	3,369,817
Paper Products	—	—	4,887,750	4,887,750
Personal Products	—	3,758,992	7,410,000	11,168,992
Pharmaceuticals	—	11,891,619	—	11,891,619

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Real Estate Services	$—	$2,928,983	$2,953,800	$5,882,783
Research & Consulting Services	—	4,253,260	7,463,709	11,716,969
Restaurants	—	5,764,143	—	5,764,143
Security & Alarm Services	—	—	1,478,589	1,478,589
Soft Drinks	—	2,853,750	—	2,853,750
Specialized Consumer Services	—	—	7,224,676	7,224,676
Specialized Finance	—	11,248,013	1,173,932	12,421,945
Specialty Chemicals	—	2,747,505	—	2,747,505
Specialty Stores	—	950,469	—	950,469
Systems Software	—	11,028,835	1,910,000	12,938,835
Technology Hardware, Storage & Peripherals	—	3,885,000	—	3,885,000
Textiles	—	3,467,580	—	3,467,580
Trading Companies & Distributors	—	—	8,540,858	8,540,858
Trucking	—	—	12,058,188	12,058,188
Wireless Telecommunication Services	—	4,563,447	928,114	5,491,561
Total Senior Loans	—	202,542,622	232,146,245	434,688,867
Short-Term Investments
Investment Companies	29,806,039	—	—	29,806,039
Unfunded Commitments*	—	—	5,659	5,659
Total Assets	$29,806,039	$224,061,759	$232,171,450	$486,039,248

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Unfunded commitments are presented at net unrealized appreciation(depreciation).

‡  Value determined using significant unobservable inputs.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Senior Loans	Unfunded Commitments*	Total
Beginning Balance—market value	$46,875	$156,484,930	$(23,290)	$156,508,515
Purchases(1)	—	97,984,833	—	97,984,833
Sales(2)	—	(4,214,766)	—	(4,214,766)
Transfer In—Level 3	—	2,730,508	—	2,730,508
Transfer Out—Level 3	—	(15,105,847)	—	(15,105,847)
Accrued discounts/(premiums)	—	245,469	—	245,469
Realized Gains (Losses)	—	82,997	—	82,997
Change in Unrealized Appreciation (Depreciation)	(27,329)	(6,061,879)	28,949	(6,060,259)
Ending Balance—market value	$19,546	$232,146,245	$5,659	$232,171,450
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(27,329)	$(5,930,545)	$5,659	$(5,952,215)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

*  Unfunded commitments are presented at net unrealized appreciation (depreciation).

Investments were transferred into Level 3 during the period ended June 30, 2022 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended June 30, 2022 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund's Level 3 securities as of June 30, 2022:

Investment Type Reporting	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Common Stocks	15	Market Comparables	EV Multiple	29.6 (29.6X)X-29.6X	Increase
	19,531	Third-Party Vendor Pricing Service	Broker Quotes	N/A	Increase
19,546
Senior Loans	109,677,070	Discounted Cash Flow (Income Approach)	Comparable Yield	8.3-12.3 (9.51)	Decrease
	5,453,800	Liquidation	Collateral Value	288.9-2,482.6 (1,477)	Increase
	5,085,142	Market Comparables	EV Multiple	7 (11.1X)X-16.4X	Increase
	3,030,769	Purchase Price	N/A	98.5-98.5 (98.5)	Increase
	108,899,464	Third-Party Vendor Pricing Service	Broker Quotes	N/A	Increase
232,146,245
Unfunded Commitment**	-27,421	Discounted Cash Flow (Income Approach)	Comparable Yield	8.3-11.9 (9.31)	Decrease
	45,991	Market Comparables	EV Multiple	7 (15.3)X-16.4X	Increase

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

Investment Type Reporting	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
	-12,911	Third-Party Vendor Pricing Service	Broker Quotes	N/A	Increase
5,659

*  Collateral values are presented in $ millions.

**  Unfunded commitments are presented at net unrealized appreciation(depreciation).

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

c)  Cash — The Fund's cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund's cash balance may exceed insurance limits at times.

d)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded daily on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. In computing investment income, the Fund accretes to call or put date and value providing the effective method. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Statement of Operations.

e)  Deferred Financing Costs — Deferred financing costs consist of fees and expenses paid in connection with the closing of the Credit Facility, including upfront fees and legal fees. The costs are capitalized at the time of payment and are included in Other Assets on the Consolidated Statement of Assets and Liabilities. The deferred financing costs are amortized using the straight line method over the term of the Credit Facility.

f)  United States Income Taxes — The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements.

g)  Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate methods.

h)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

j)  Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

k)  New Accounting Pronouncements — In March 2020, the FASB issued Accounting Standard Update ("ASU") 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In March 2022, the FASB issued ASU 2022-02, "Financial Instruments Credit Losses (Topic 326)", which is intended to address issues identified during the post implementation review of ASU 2016-3, "Financial Instruments Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments". The amendment, among other things, eliminates the accounting guidance for troubled debt restructurings by creditors in Subtopic 310-40, "Receivables Troubled Debt Restructurings by Creditors", while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. The new guidance is effective for interim and annual periods beginning after December 15, 2022. The Fund is currently

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

evaluating the impact of the new standard, but does not anticipate the new standard to have a material impact to the consolidated financial statements and related disclosures.

In June 2022, FASB issued Accounting Standards Update ("ASU") 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

Note 3 — Securities and Other Investments

The Fund's portfolio primarily consists of some combination of the following types of investments:

Syndicated Loans — Syndicated loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by such banks pursuant to the originating bank's, or lead arranger's, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market. In most cases, syndicated loans will be secured by specific collateral of the issuer. In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the Fund can purchase syndicated loans that are not current on principal and are likely to default. In addition, syndicated loans held by the Fund may at times cease being current on principal and interest payments. When all or a portion of a loan held by the Fund has not yet settled, the Fund does not accrue interest on such a loan until the settlement date at which point LIBOR, SOFR or Prime will be established.

Middle Market "Club" Loans — Middle market "club" loans are loans made to upper middle market companies that may not have access to traditional capital markets. Middle market "club" loans are distinct from customary direct lending loans described herein in that they are generally more liquid, often rated by a third party and funded by more than one lender, often a "club" of unaffiliated lenders. Middle market "club" loans held by the Fund will consist of first lien senior secured loans.

Direct Lending — The Fund may invest in sponsor-backed, first lien senior secured directly originated loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle-market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans — Asset-based loans are loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate,

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

intellectual property/brands and/or other assets owned by the borrower(s) where by the underlying loan will be underwritten by the value of the collateral. These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting. The term loans are provided to both private and public borrowers with varying ownership structures.

High Yield Bonds — The Fund may invest in high-yield bonds, which are securities rated below "Baa3" by Moody's, lower than "BBB-" by S&P and/or lower than "BBB-" by Fitch Ratings and unrated debt securities and other types of credit instruments of similar quality, commonly referred to as "junk bonds." Such securities are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of S&P represent its opinion as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, the ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on credit analysis to identify investment opportunities.

Note 4 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances including wars and conflicts (and related sanctions, currency controls, embargos and similar actions).

COVID-19 continues to spread globally. The COVID-19 pandemic has resulted in, among other things, closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, unprecedented levels of high unemployment, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

Interest Rate Risk — An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

durations. A significant increase in market interest rates could harm the Fund's ability to attract new portfolio companies and originate new loans and investments. In periods of rising interest rates, the Fund's cost of funds would increase, resulting in a decrease in the Fund's net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund's capital that the decrease in interest rates may produce.

Credit Risk — The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss. Additionally, issuers of syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This would decrease the Fund's income and lower the value of the syndicated loans and credit instruments experiencing default. With respect to the Fund's investments in syndicated loans and debt securities that are secured, there can be no assurance that the collateral would satisfy the issuer's obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of an issuer's bankruptcy, the Fund could be delayed or limited in its ability to realize the benefits of any collateral securing such syndicated loans or credit instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility and may continue to negatively affect the price and liquidity of individual securities, national economies and global markets generally. Prices of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in price, public perceptions concerning these developments, and adverse investor sentiment or publicity. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in price may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Below Investment Grade Rating Risk — Most of the Fund's investments will be in below investment grade securities or comparable unrated securities (commonly referred to as "high-yield securities" or "junk bonds"). This includes the Fund's investments in syndicated bank loans, middle market "club" loans, direct lending, asset-based loans, and high-yield bonds. While generally having higher potential returns, high-yield securities may be subject to significant price fluctuations and have a higher risk of default. Because unrated securities may not have an active

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Subadviser's credit analysis than would be the case when the Fund invests in rated securities.

Bank Loans — Investments in bank loans may expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A loan is often administered by a bank or other financial institution (the "Agent") that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser, the Subadviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund's portfolio. If the credit quality of the issuer deteriorates, the Adviser or the Subadviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings Risk — The Fund may invest in debt securities and other obligations of financially distressed issuers, including companies involved in reorganizations, bankruptcy or liquidation proceedings. Investments in distressed assets involve substantial risk (including a material risk of issuer default or bankruptcy), require active monitoring and demand an unusually high level of analytical sophistication for success. There is no assurance that the Subadviser will correctly evaluate the value of the collateral for the Fund's investments or the prospects for a successful reorganization or similar outcome for any company.

If the issuer defaults on the obligations or enters bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations and may pose the risk of the Fund losing its entire investment in such securities. The Fund may have to reduce or forego payment of distributions if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect its market position and operations. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the process, are beyond the control of the Fund and can adversely affect its return on investment. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors regarding restructuring

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

issues. There can be no assurance that the Subadviser's participation would be favorable for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Certain fixed-income instruments in which the Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering or defrauding creditors or, in certain circumstances, if the issuer does not receive reasonable value or fair consideration for issuing such securities. If a court were to determine that the issuance was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts it received with respect to the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a portfolio company, to the detriment of the company's other creditors or common shareholders, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will seek to avoid incurring such liability, there can be no assurance that it will be successful. Moreover, such debt may be disallowed, subordinated to the claims of other creditors or treated as equity. If the Fund or Subadviser has representatives on a portfolio company's board, such involvement may subject the Fund to additional liability, restrict its ability to dispose of debt investments or result in recharacterization of its debt investments as equity.

Loans and Assignments Risk — The Fund may acquire loans through assignments of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral.

Direct Lending and Middle Market "Club" Loan Risk — Generally, little public information exists about private and middle market companies, and the Fund must rely on the ability of the Subadviser's investment professionals to obtain adequate information about these companies. If the Subadviser cannot uncover all material information to make a fully-informed investment decision, the Fund may lose money on its investments. Private and middle market portfolio companies may have limited financial resources and be unable to fulfill their debt service obligations to the Fund, which may accompany a deterioration in the value of any collateral and a reduced likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and general market conditions. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, incapacity or departure of such persons could have a material

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

adverse impact on the Fund's portfolio company and, in turn, on the Fund. Middle market companies also generally have less predictable operating results and may require substantial additional capital to finance their operations or expansion. In addition, the Fund's executive officers, directors and the Adviser and/or Subadviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund's investments in its portfolio companies.

Large Shareholder Risk — To the extent that certain shareholders, including affiliates of the Adviser and the Subadviser, hold a substantial amount of Common Shares, there is a risk that these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the Fund's ability to conduct its investment program. Additionally, if a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Common Shares tendered by each shareholder. In such situations, shareholders unaffiliated with the Adviser and the Subadviser will not be given priority over affiliated shareholders, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.

Liquidity Risk — The Fund intends to invest in illiquid investments, which are securities or other investments that cannot be disposed of within seven days or less in current market conditions without significantly changing their market value. Illiquid investments often can only be resold in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. There could be considerable delay in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could preclude the Fund from realizing a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk — When market quotations are not readily available or are deemed unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon disposition.

LIBOR Risk — LIBOR, the London Interbank Offered Rate, has historically been the principal floating rate benchmark in the financial markets. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund's operations, finances and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor. In

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

March 2021, the UK Financial Conduct Authority (the "FCA"), which is the regulator of the LIBOR administrator, announced that LIBOR settings will cease to be provided by any administrator or will no longer be representative after specified dates, which will be June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six and 12 month), and June 30, 2022, in all other cases (i.e., one week and two month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Thus, applicable LIBOR contracts have transitioned to another benchmark as of June 30, 2022, and existing LIBOR contracts will transition to another benchmark after June 30, 2023. In the United States, there have been various efforts to identify a set of alternative reference interest rates for U.S. dollar LIBOR. The market has generally coalesced around recommendations from the Alternative Reference Rates Committee (the "ARRC") convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on the Secured Overnight Financing Rate ("SOFR") plus, in the case of existing LIBOR contracts and obligations, a spread adjustment. As a consequence of the FCA announcement described above (and a related announcement from the LIBOR administrator), the spread adjustments for different tenors of U.S. dollar LIBOR have been set. The FCA and certain U.S. regulators have emphasized that, despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after June 30, 2022 and that, for certain purposes, market participants should transition away from U.S. dollar LIBOR sooner. There is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date or in any particular form. Financial markets, particularly the trading market for LIBOR-based obligations, may be adversely affected by the discontinuation of LIBOR, the remaining uncertainties regarding its discontinuation, the alternative reference rates that will be used when LIBOR is discontinued (including SOFR-based rates) and other reforms related to LIBOR. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Moreover, the discontinuation of LIBOR may adversely affect the value, liquidity and volatility of a broad array of financial instruments, which may adversely affect the Fund's performance or net asset values. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

Leverage Risk — The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

Adviser may have differing interests in determining whether to leverage the Fund's assets. Leverage creates risks that may adversely affect the return for the holders of Common Shares, including the likelihood of greater volatility of net asset value; fluctuations in the interest rate paid for the use of the Credit Facility; increased operating costs, which may reduce the Fund's total return; the potential for decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remains fixed; and the Fund is more likely to have to sell investments in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund's use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund's ability to generate income from the use of leverage would be adversely affected.

Large Redemptions Risk — If one or more investors in the Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund's current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund's expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer funds or when a significant investor purchases, redeems or owns a substantial portion of the Fund's shares.

Note 5 — Purchases and Sales of Securities

For the period ended June 30, 2022, purchases and sales of investments, other than purchases and sales of money market investments, were $280,563,223 and $41,665,260, respectively.

Note 6 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser is responsible for the management of the Fund's portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

fee at the annual rate of 1.25% of the average daily value of the Fund's Managed Assets. The Adviser has entered into a subadvisory agreement with the Subadviser relating to the Fund (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund's Managed Assets by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser.

From May 1, 2021 through April 30, 2022, the Adviser and Subadviser agreed to waive all management fees and subadvisory fees payable to them under the Management Agreement (the "Management Fee Waiver"). The Management Fee Waiver is not be subject to any right of future recoupment in favor of the Adviser or Subadviser. During the period ended June 30, 2022, the Adviser waived $1,306,404 in investment advisory fees, which are included under expense waiver on the Consolidated Statement of Operations.

Effective May 1, 2022, the Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of the Class A, Class A-2 and Class I shareholders are limited to 2.25%, 2.75% and 2.00%, respectively, of average net assets (the "Expense Limitations"). This undertaking lasts until April 30, 2024 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Class A, Class A-2 and Class I will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 2.25%, 2.75% and 2.00% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the date in which the Fund incurred the fee and/or expense.

From December 1, 2021 through April 30, 2022, the Adviser removed the management fee from the waiver and contractually waived and/or reimbursed certain fees and expenses of the Fund so that the total annual operating expenses (excluding the Management Fee (because separately waived), interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of the Class A and Class I shareholders are limited to 0.50% and 0.25%, respectively, of average net assets . From May 1, 2021 through December 1, 2021, the Expense Limitations for Class A shares and Class I shares were limited to 1.00% and 0.25%, respectively, of average net assets. From inception date to April 30, 2021, the Expense Limitations for Class A shares and Class I shares were limited to 2.75% and 2.00%, respectively, of average net assets.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

During the period ended June 30, 2022, the Adviser waived $383,282 in expenses which are included under expense waiver on its Consolidated Statement of Operations. As of June 30, 2022, the Fund has a receivable from Adviser of $93,843 for reimbursement of expenses which are included under due from adviser on its Consolidated Statement of Assets and Liabilities.

For the period ended June 30, 2022, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Repayment Amounts Expiring December 31,
	Total Eligible for Recoupment	2023	2024	2025
Class A	$45,096	$2,187	$27,396	$15,513
Class A-2	12	—	—	12
Class I	1,608,946	214,336	1,026,853	367,757
Total	$1,654,054	$216,523	$1,054,249	$383,282

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of Fund's average daily net assets. For the period ended June 30, 2022, the Fund reimbursed the Adviser $62,329 in expenses which are included under the administrative costs on the Consolidated Statement of Operations and the Fund has a payable to the Adviser of $15,866 for administrative fees which are included under the administrative fees payable on the Consolidated Statement of Assets and Liabilities.

J.P. Morgan Chase Bank, N.A. ("JPM"), the Fund's administrator, accounting agent and primary custodian, holds the Fund's portfolio securities and other assets and is responsible for calculating the Fund's net asset value and maintaining the accounting records of the Fund. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

Independent Trustees are compensated by the Fund for their services. As of June 30, 2022, such compensations are included under Trustees' fees on the Consolidated Statement of Operations.

Note 7 — Plans of Distribution

FEF Distributors, LLC (the "Distributor"), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund's Common Shares pursuant to a distribution contract with the Fund.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. Class A Shares, Class A-2 Shares and Class I Shares are sold on a continuous basis at the Fund's NAV per share, plus for Class A Shares and Class A-2 Shares only, a maximum front-end sales commission of 2.50%. Investors that purchase $250,000 or more of the Fund's Class A Shares or Class A-2 Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A Shares or Class A-2 Shares will be subject to an early withdrawal charge of 1.50% if the shares are repurchased during the first 12 months after their purchase. Until April 30, 2022, the maximum front-end sales commission for Class A was 3.50%, investors that purchased $1,000,000 or more of the Class A Shares did not pay initial sales charges on the purchase unless eligible for a waiver and purchases of $1,000,000 or more of Class A Shares were subject to an early withdrawal charge of 1.00% if the shares were repurchased during the first 12 months after the purchase.

The Fund has adopted a Distribution and Servicing Plan (the "Plan") for the Class A Shares and Class A-2 Shares (effective May 31, 2022) of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the Exemptive Relief which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares and Class A-2 Shares, as applicable. The maximum annual rates at which the distribution and/or service fees may be paid under the Distribution and Servicing Plan is 0.25% for Class A Shares and 0.75% for Class A-2 Shares (calculated as a percentage of the Fund's average daily net assets attributable to the Class A Shares and Class A-2 Shares, respectively). Until December 1, 2021, the maximum annual rates for distribution fees and servicing fees under the Plan were limited to 0.50% and 0.25%, respectively, for Class A Shares (calculated as a percentage of the Fund's average daily net assets attributable to the Class A Shares). Class I Shares do not pay distribution or servicing fees.

For the period ended June 30, 2022, the distribution and servicing fees incurred by the Fund are disclosed in the Statement of Operations.

Note 8 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund's outstanding Common Shares at net asset value, which is the minimum amount permitted.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

The following table summarizes the share repurchases completed during the period ended June 30, 2022:

Quarter End	Share Class	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares	% of Outstanding Shares Repurchased
12/31/21	I	01/18/22	23,159.297	$26.19	$606,542	366,365.497	5%	0.32%
	A	01/18/22	6,608.676	$26.22	$173,279	14,452.383	5%	2.36%
03/31/22	I	04/18/22	286,761.740	$25.78	$7,392,718	591,659.805	5%	2.42%
	A	04/18/22	332.470	$25.81	$8,581	21,303.809	5%	0.08%

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Note 9 — Unfunded Commitment/Delayed Draw Loan Commitment

As of June 30, 2022, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
A&A Global Imports, LLC, Revolving Loan — First Lien	$15,904	$15,745	$159
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan — First Lien	476,190	476,190	9,524
Alcanza Clinical Research, Delayed Draw — First Lien	375,000	371,250	(1,875)
Alcanza Clinical Research, Revolver — First Lien	187,500	185,625	938
Alpine SG, LLC (ASG), Revolving Credit Commitment — First Lien	105,232	103,390	(263)
Alpine X, Delayed Draw Term Loan — First Lien	371,345	367,631	—
Alpine X, Revolver — First Lien	91,314	90,401	913
Anne Arundel Dermatology Management, LLC, DDTL C — First Lien	581,450	569,821	(6,905)
Apex Service Partners, LLC, Revolver — First Lien	34,798	34,797	226
Automated Control Concepts, Inc., Revolver — First Lien	416,667	408,333	(2,083)

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
CC Amulet Management, LLC (Children's Choice), 2021 Delayed Draw Term Loan — First Lien	$307,436	$301,287	$(4,612)
CC Amulet Management, LLC (Children's Choice), 2021 Revolver — First Lien	12,675	12,422	(63)
Cedar Services Group LLC	26,738	26,537	201
Certify, Inc., Fourth Amendment Delayed Draw Term Loan — First Lien	800,000	800,000	—
Community Based Care Acquisition, Inc., Delayed Draw Term Loan — First Lien	46,280	45,818	—
Community Based Care Acquisition, Inc., Revolver — First Lien	256,098	253,537	—
ConvenientMD (CMD Intermediate Holdings, Inc.), Initial Delayed Draw Term Loan — First Lien	546,875	546,875	2,734
ConvenientMD (CMD Intermediate Holdings, Inc.), Revolving Credit Facility — First Lien	50,000	50,000	750
Danforth Buyer, Inc., Revolver — First Lien	208,333	205,208	—
Dermatology Intermediate Holdings III, Inc (Forefront), Delayed Draw — First Lien	265,197	247,959	(11,934)
Eliassen Group, LLC, 2022 Delayed Draw Term Loan — First Lien	555,556	547,222	(6,944)
Endo1 Partners, Delayed Draw — First Lien	201,778	198,751	1,009
Epic Staffing Group (Cirrus) (Tempus), Delayed Draw — First Lien	697,674	655,814	—
Evergreen Services Group II LLC (Cedar/Pine), Delayed Draw Term Loan — First Lien	33,019	32,771	248
Evergreen Services Group II LLC (Cedar/Pine), Delayed Draw Term Loan A — First Lien	1,428,571	1,417,857	17,857
iLending LLC, Revolver — First Lien	35,036	35,036	526
Integro, Ltd., Term Loan — First Lien	2,226,473	2,271,002	44,528
LIFE NWPA, Delayed Draw — First Lien	1,219,880	1,204,631	(3,050)
LIFE NWPA, Revolver — First Lien	487,952	481,852	3,660
Lighthouse Behavioral Health Solutions, Delayed Draw Term Loan — First Lien	1,206,107	1,188,015	—
Lighthouse Behavioral Health Solutions, Revolver — First Lien	458,015	451,145	—
Lighthouse Lab Services (LMSI Buyer, LLC), Delayed Draw Term Loan — First Lien	198,456	196,472	(1,985)
Lighthouse Lab Services (LMSI Buyer, LLC), Revolver — First Lien	334,728	331,381	1,674

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
Newcleus, LLC, Delayed Draw — First Lien	$264,972	$260,335	$(2,652)
Newcleus, LLC, Revolver — First Lien	34,803	34,194	(88)
Oak Point Partners, LLC, Revolver — First Lien	292,659	289,732	1,463
Omni Intermediate Holdings, LLC (Omni Logistics), Delayed Draw Term Loan 2 — First Lien	195,431	192,500	(977)
Orion Group Holdco, LLC, Delayed Draw Term Loan — First Lien	448,718	439,744	(4,487)
Portfolio Holding, Inc. (Turbo Buyer / PGM), Amendment No. 4 Incremental Delayed Draw Term Loans — First Lien	3,590	3,590	31
Reich & Tang Deposits Network, Delayed Draw Term Loan — First Lien	860,691	847,781	—
R-Pac International Corp (Project Radio), Revolver — First Lien	621,891	609,453	(98)
Sequoia Consulting Group, LLC, Revolver — First Lien	590,164	584,262	2,951
Socius Insurance Services, Inc., Delayed Draw — First Lien	767,544	759,868	—
SuperHero Fire Protection, LLC, Revolver — First Lien	20,785	20,473	—
Technology Partners, LLC (Imagine Software), Delayed Draw Term Loan — First Lien	518,618	505,653	(7,779)
Technology Partners, LLC (Imagine Software), Revolver — First Lien	373,405	364,070	(1,867)
TMA Buyer, LLC, Delayed Draw — First Lien	615,944	605,165	(7,699)
TMA Buyer, LLC, Revolver — First Lien	153,986	151,291	(385)
Tricor, LLC, Delayed Draw Term Loan — First Lien	795,494	781,573	(7,955)
Tricor, LLC, Revolver — First Lien	173,077	170,048	(433)
TriStrux, LLC, Revolver — First Lien	115,293	112,411	(1,153)
TriStrux, LLC, Delayed Draw Term Loan — First Lien	482,622	470,557	(8,446)
			$5,659

Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund's valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statement of Operations.

Note 10 — Credit Facility

On February 5, 2021, the SPV entered into a secured credit facility (the "Credit Agreement") with Ally Bank and such other lenders that may become party to the

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Notes to Consolidated Financial Statements

Credit Agreement (the "Lenders"). Pursuant to the terms of the Credit Agreement, the SPV, of which the Fund is the sole member and designated manager, may borrow money from the Lenders up to a maximum aggregate outstanding amount of $75 million (the "Credit Facility"). The Credit Facility has an initial five-year term, with a three-year revolving period. The Credit Agreement, commonly referred to as an asset-backed facility, is secured by a lien on all of the SPV's assets. In accordance with the 1940 Act, the Fund's borrowings under the Credit Facility will not exceed 33 1/3% of the Fund's Managed Assets at the time of borrowing. On May 18, 2022, the Credit Facility was amended to, among other things, 1) increase the commitment amount from $75 million to $150 million, subject to change by mutual agreement of the SPV and the Lenders; and 2) replace the benchmark rate.

Through May 17, 2022, the per annum rate of interest for borrowings under the Credit Facility was generally based on LIBOR (subject to a 25 bps floor) plus a spread of 2.50%. Beginning May 18, 2022, the per annum rate of interest is generally based on either the SOFR (subject to a 25 bps floor) plus a benchmark adjustment of between 0.10% - 0.15% plus a spread of 2.50%. Commitment fees on the unused portion of the Credit Facility accrue at a rate between 0.50% or 1.00% depending on the utilization levels.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Credit Facility for the year ended June 30, 2022 were as follows:

Stated interest expense	$830,227
Unused commitment fees	90,876
Amortization of deferred financing costs	74,342
Total interest expense	$995,445
Weighted average interest rate	3.10%
Average borrowings	$56,833,692
Effective Leverage	14.76%

Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. As of June 30, 2022, the Fund is in compliance with these covenants.

Note 11 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2022 and held for the six-months ended June 30, 2022.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period
First Eagle Credit Opportunities Fund
Class A	-4.05%	$1,000	$959.50	1.84%	$8.94	(4)
Class A-2(3)	-1.97	1,000	980.30	3.42	2.78	(5)
Class I	-3.93	1,000	960.70	1.63	7.92	(4)

(1)  For the six-months ended June 30, 2022.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Class A-2 commenced investment operations on May 31, 2022.

(4)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(5)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period since commencement of operations).

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on January 1, 2022 and held for the six-months ended June 30, 2022.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period
First Eagle Credit Opportunities Fund
Class A	5.00%	$1,000	$1,015.67	1.84%	$9.20	(3)
Class A-2(2)	5.00	1,000	1,007.84	3.42	17.03	(4)
Class I	5.00	1,000	1,016.71	1.63	8.15	(3)

(1)  For the six-months ended June 30, 2022.

(2)  Class A-2 commenced investment operations on May 31, 2022.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(4)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period since commencement of operations).

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

General Information

Form N-PORT portfolio schedule

The First Eagle Credit Opportunities Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Dividend Reinvestment Plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems. Inc, as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See "Tax Matters" in the Fund's Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Board Considerations for Continuation of Advisory Agreement

At a meeting held on June 22, 2022, the Board of Trustees of the Fund, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Fund's advisory agreement (the "Advisory Agreement").

In response to a letter sent on behalf of the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Trustees received extensive materials from the Adviser, including reviews of performance and expense information compared against the Fund's benchmark and peer group compiled by an independent data provider. The Trustees also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreement, the Independent Trustees met in executive sessions with their independent counsel to discuss management's responses to their information request and the Independent Trustees reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the continuance of the Advisory Agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the Advisory Agreement:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Fund. The Adviser provides the Fund with investment research, advice and supervision, and continuously furnishes an investment portfolio for the Fund consistent with the Fund's investment objectives, policies and restrictions as set forth in the Fund's Prospectus. The Trustees were assured that service levels for the Fund, which is subject to a fee waiver, are not affected by those terms. The Trustees considered the commitment of the Adviser to provide high quality services to the Fund.

•  The Trustees reviewed the Fund's relationship with the Adviser and the institutional resources available to the Fund under that relationship. The Trustees, in their deliberations, recognized that, for many of the Fund's shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser and that, in the minds of Fund shareholders, there is a strong association between the Adviser and the Fund.

•  The Trustees noted the background and experience of the Fund's Portfolio Managers and the quality of the Trustees' frequent meetings with them, both individually and as a group, throughout the year and in prior meetings.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Board Considerations for Continuation of Advisory Agreement

•  The Trustees considered that they received regular reports from the Adviser on the effects of the COVID-19 public health crisis and resulting market volatility and investment risk. The reports also had confirmed no material impact on the Adviser's operations.

Investment Performance of Fund and Adviser

•  Noting that the Fund commenced operations in 2020, the Trustees reviewed the performance of the Fund on both an absolute and a relative basis over the one-year period ended March 31, 2022.

  Performance over this period was noted relative to the Fund's benchmark and to the performance of peer funds. The comparative review reflected research and benchmarking by an independent data provider. The Fund outperformed its benchmark and the performance of peer funds during the one-year period.

•  Performance for the Fund was determined to be adequate under the circumstances given the benchmark, peer comparisons and on an absolute basis, and reflective of the Fund's investment objective and philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Fund's total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund (notably under the administrative cost reimbursement program). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances. As part of their analysis, the Trustees considered fees charged by investment advisers to peer funds for services comparable to those provided by the Adviser and referred to an independent data provider fee report, together with a management summary of the same. The Trustees noted the Adviser's representation that there are no other substantially similar accounts managed by the Adviser or Subadviser. They determined that the Adviser's fees were competitive, with the net management fee for the Fund being higher than the net management fees of some of its peers and lower than the net management fees of others, but within the range of peers.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates (sometimes referred to as "fall-out benefits"), the Trustees considered the absence of affiliated broker-dealer relationships and the effects of the administrative service reimbursements paid to the Adviser. With regard to other possible benefits associated with the Adviser's management of the Fund, the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services directly and that the Adviser may be able to extend investment and operational efficiencies associated with the Fund to its management of other types of accounts.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Board Considerations for Continuation of Advisory Agreement

•  The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees considered the Fund's expense ratio, noting that over time the Fund may show decreases and increases generally attributable to an increase or decrease in average net assets. The Trustees also considered the effect of Fund asset size on particular categories of expenses. The Trustees noted the impact on expense ratios of the administrative reimbursements charged by the Adviser. While economies of scale can be complex to assess and typically are not directly measurable, the Trustees noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Fund, potentially including investment management, trading, compliance and back-office operations. In the case of the administrative expense reimbursements, because they represent the provision of services at cost, any economies of scale realized are, by definition, for the benefit of the Fund. In considering the Fund's expense ratios to date, the Trustees noted significant subsidies and expense limitations undertaken by the Adviser and the favorable impact of those supports on performance. The Trustees observed that absent these subsidies, expenses would be higher and the Fund's performance would be lower.

•  The Trustees reviewed the Adviser's financial condition and profitability. Overall, profits were viewed as not excessive and they provided appropriate incentives to the Adviser. The Trustees noted the cyclical and competitive nature of the global asset management industry and the related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in technology. Levels of support are not dependent on the profits realized. The Trustees reviewed personal investments maintained in the Fund by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the Fund by key personnel. The Trustees noted that no profits have been realized from the Fund to date.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

Board Considerations for Continuation of Subadvisory Agreement

At a meeting held on June 22, 2022, the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Subadvisory Agreement.

In response to a letter sent to the Subadviser on behalf of the Independent Trustees requesting information about the Subadvisory Agreement and other arrangements and plans, the Trustees were provided with background materials related to the annual review process. The Trustees also had the benefit of presentations and discussions with management of the Adviser and Subadviser throughout the year.

Prior to approving the continuation of the Subadvisory Agreement, the Independent Trustees met in executive sessions with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information relevant to the Subadvisory Agreement and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the Advisory Agreement. The Trustees considered that the Subadviser is wholly owned by the Adviser, that certain of the operations of the two entities are broadly integrated, and that the Subadviser can be considered to be the direct lending business of the Adviser. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services provided and to be provided under the Subadvisory Agreement (and corresponding services provided by the Adviser). The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff that manage the Fund, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund

Trustees

Candace K. Beinecke (Chair)

Jean D. Hamilton

Nancy Hawthorne

John P. Arnhold

Mehdi Mahmud

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sabrina Rusnak-Carlson

Deputy General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Jennifer Wilson

Chief Accounting Officer

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

William Karim

Associate General Counsel

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Subadviser

First Eagle Alternative Credit, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Credit Opportunities Fund.

First Eagle Credit Opportunities Fund | Semiannual Report | June 30, 2022

First Eagle Credit Opportunities Fund is offered by FEF Distributors, LLC,

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105 800.334.2143 www.firsteagle.com

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.             Audit Committee Financial Expert.

Not applicable to this semiannual report.

Item 4.             Principal Accountant Fees and Services

Not applicable to this semiannual report.

Item 5.             Audit Committee of Listed Registrants

Not applicable.

Item 6.             Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semiannual report.

Item 8.             Portfolio Managers of Closed-End Investment companies.

(a)	Not applicable to this semiannual report.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.              Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.           Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent half-year (the registrant's second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.            Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Credit Opportunities Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President
Date: September 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President
Date: September 2, 2022

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer
Date: September 2, 2022

*          Print the name and title of each signing officer under his or her signature.